EXHIBIT 99


--------------------------------------------------------------------------------
Morgan Stanley                                                      June 2, 2003
Securitized Products Group   [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------



                             Computational Materials



                                  $550,791,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                 Series 2003-HE1



                       Mortgage Pass-Through Certificates



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                      June 2, 2003
Securitized Products Group   [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------



                           Approximately $550,791,000
               Morgan Stanley ABS Capital I Inc., Series 2003-HE1


                        Morgan Stanley ABS Capital I Inc.
                                    Depositor


                      Chase Manhattan Mortgage Corporation
                               The Provident Bank
                                    Servicers

                             Transaction Highlights


-----------------------------------------------------------------------------------------------------------------
                                                                                                  Modified
                                                                                Avg Life to     Duration To
   Offered                                               Expected Ratings         Call/            Call/
   Classes        Description            Balance(4)     (S&P/Fitch/ Moody's)      Mty(1)(2)      Mty(1)(2)(3)
-----------------------------------------------------------------------------------------------------------------

     A-1          Not Offered          $339,605,000                       *****Not Offered*****

     A-2            Floater            $388,363,000         AAA/AAA/Aaa         2.82 / 3.11      2.72 / 2.97

     M-1            Floater             $59,147,000          AA/AA/Aa2          5.35 / 5.92      5.04 / 5.50

     M-2            Floater             $50,048,000           A/A/A2            5.33 / 5.84      4.83 / 5.21

     M-3            Floater             $14,560,000          A-/A-/A3           5.32 / 5.76      4.77 / 5.09

     B-1            Floater             $14,104,000       BBB+/BBB+/Baa1        5.31 / 5.69      4.59 / 4.85

     B-2            Floater             $11,830,000        BBB/BBB/Baa2         5.31 / 5.58      4.54 / 4.72

     B-3            Floater             $12,739,000       BBB-/BBB-/Baa3        5.30 / 5.39      4.54 / 4.59
-----------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
--------------------------------------------------------------------------------
Offered      Payment Window To Call/              Initial
Classes              Mty(1)(2)               Subordination Level      Benchmark
--------------------------------------------------------------------------------
  A-1                               *****Not Offered*****

  A-2       07/03 - 06/11 / 07/03 - 01/21         20.00%            1 Mo. LIBOR

  M-1       09/06 - 06/11 / 09/06 - 03/18         13.50%            1 Mo. LIBOR

  M-2       08/06 - 06/11 / 08/06 - 01/17          8.00%            1 Mo. LIBOR

  M-3       07/06 - 06/11 / 07/06 - 05/15          6.40%            1 Mo. LIBOR

  B-1       07/06 - 06/11 / 07/06 - 08/14          4.85%            1 Mo. LIBOR

  B-2       07/06 - 06/11 / 07/06 - 09/13          3.55%            1 Mo. LIBOR

  B-3       07/06 - 06/11 / 07/06 - 08/12          2.15%            1 Mo. LIBOR
--------------------------------------------------------------------------------

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
-----       (2)   Based on the pricing prepayment speed.  See details below.
            (3)   Assumes pricing at par.
            (4)   Bond sizes subject to a variance of plus or minus 5%.


Issuer:              Morgan Stanley ABS Capital I Inc. Trust 2003-HE1.

Depositor:           Morgan Stanley ABS Capital I Inc.

Originators:         Aames Capital Corporation, Accredited Home Lenders, Inc.
                     and The Provident Bank.

Servicer:            Chase Manhattan Mortgage Corporation and Provident Consumer
                     Financial Services.

Trustee:             Deutsche Bank National Trust Company.

Managers:            Morgan Stanley (lead manager), Utendahl Capital Partners,
                     L.P. and The Williams Capital Group, L.P.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Rating Agencies:     Standard & Poor's, Fitch Ratings and Moody's Investors
                     Service.

Offered
Certificates:        Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3 Certificates.

Expected Closing     June 27, 2003 through DTC and Euroclear or Clearstream. The
Date:                Certificates will be sold without accrued interest.

Distribution Dates:  The 25th of each month, or if such day is not a business day, on the next business day, beginning July 25, 2003.

Final Scheduled
Distribution Date:   The Distribution Date occurring in June 2033.

Due Period:          For any Distribution Date, the period commencing on the
                     second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual     The interest accrual period for the Offered Certificates
Period:              with respect to any Distribution Date will be the period
                     beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date
                     (on an actual/360 day count basis).

Mortgage Loans:      The Trust will consist of two groups of adjustable and
                     fixed rate sub-prime residential mortgage loans.

Group I Mortgage     Approximately $424.5 million of Mortgage Loans with
Loans:               original principal balances that conform to the original
                     principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage    Approximately $485.5 million of Mortgage Loans that
Loans:               predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment   o    Fixed Rate Mortgage Loans: CPR starting at
Speed:                    approximately 1.5333% CPR in month 1 and increasing to
                          23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter
                     o    ARM Mortgage Loans:  CPR of 25%

Credit Enhancement:  The Offered Certificates are credit enhanced by:
                     1)   Net monthly excess cashflow from the Mortgage Loans,
                     2) 2.15% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
                     3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the
                          more senior classes of certificates.

Senior Enhancement   For any Distribution Date, the percentage obtained by
Percentage:          dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                     Period.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Step-down Date:      The later to occur of:
                     (x)  The earlier of:
                          (a)  The Distribution Date occurring in July 2006; and
                          (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                     (y)  The first Distribution Date on which the Senior
                          Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 40.00%.

Trigger Event:       Either a Delinquency Trigger Event or a Cumulative Loss
                     Trigger Event.

Delinquency Trigger  A Delinquency Trigger Event is in effect on any
Event: Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss      A Cumulative Loss Trigger Event is in effect on any
Trigger Event:       Distribution Date if the aggregate amount of Realized
                     Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate
                     Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                     Months 37- 48       [4.00%] for the first month, plus an
                                         additional 1/12th of [2.00%] for each
                                         month thereafter (e.g., [5.00%] in
                                         Month 43)
                     Months 49- 60       [6.00%] for the first month, plus an
                                         additional 1/12th of [1.00%] for each
                                         month thereafter (e.g., [6.50%] in
                                         Month 55)
                     Months 61- 72       [7.00%] for the first month, plus an
                                         additional 1/12th of [0.50%] for each
                                         month thereafter (e.g., [7.25%] in
                                         Month 67)
                     Months 73 and thereafter  [7.50%]

Initial              Class A:            20.00%
Subordination        Class M-1:          13.50%
Percentage:          Class M-2:           8.00%
                     Class M-3:           6.40%
                     Class B-1:           4.85%
                     Class B-2:           3.55%
                     Class B-3:           2.15%

Optional Clean-up    When the current aggregate principal balance of the
Call:                Mortgage Loans is less than or equal to 10% of the
                     aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other
                     Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

Step-up Coupons:     For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised.

Class A-1            The Class A-1 Certificates will accrue interest at a
Pass-Through Rate:   variable rate equal to the least of (i) one-month LIBOR
                     plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A-2            The Class A-2 Certificates will accrue interest at a
Pass-Through Rate:   variable rate equal to the least of (i) one-month LIBOR
                     plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1            The Class M-1 Certificates will accrue interest at a
Pass-Through Rate:   variable rate equal to the lesser of (i) one-month LIBOR
                     plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2            The Class M-2 Certificates will accrue interest at a
Pass-Through Rate:   variable rate equal to the lesser of (i) one-month LIBOR
                     plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3            The Class M-3 Certificates will accrue interest at a
Pass-Through Rate:   variable rate equal to the lesser of (i) one-month LIBOR
                     plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1            The Class B-1 Certificates will accrue interest at a
Pass-Through Rate:   variable rate equal to the lesser of (i) one-month LIBOR
                     plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2            The Class B-2 Certificates will accrue interest at a
Pass-Through Rate:   variable rate equal to the lesser of (i) one-month LIBOR
                     plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3            The Class B-3 Certificates will accrue interest at a
Pass-Through Rate:   variable rate equal to the lesser of (i) one-month LIBOR
                     plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                     (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:    As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group I
                     Mortgage Loans in effect on the beginning of the related
                     Due Period less servicing, trustee and other fee rates, and
                     (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:   As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group II
                     Mortgage Loans in effect on the beginning of the related
                     Due Period less servicing, trustee and other fee rates, and
                     (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 Basis      As to any Distribution Date, the supplemental interest
Risk Carry Forward   amount for the Class A-1 Certificates will equal the sum
Amount:              of:
                     (i)   The excess, if any, of interest that would otherwise
                           be due on such Certificates at the Class A-1
                           Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                     (ii)  Any Class A-1 Basis Risk Carry Forward Amount
                           remaining unpaid from prior Distribution Dates; and
                     (iii) Interest on the amount in clause (ii) at the related
                           Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A-2 Basis      As to any Distribution Date, the supplemental interest
Risk Carry Forward   amount for the Class A-2 Certificates will equal the sum
Amount:              of:
                     (i)   The excess, if any, of interest that would otherwise
                           be due on such Certificates at the Class A-2
                           Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                     (ii)  Any Class A-2 Basis Risk Carry Forward Amount
                           remaining unpaid from prior Distribution Dates; and
                     (iii) Interest on the amount in clause (ii) at the related
                           Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2,      As to any Distribution Date, the supplemental interest
M-3, B-1, B-2 and    amount for each  of the Class M-1, M-2, M-3, B-1, B-2 and
B-3  Basis Risk      B-3 Certificates will equal  the sum of:
Carry Forward        (i)    The excess, if any, of interest that would otherwise
Amounts:                    be due on such Certificates at such Certificates'
                            applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                     (ii)   Any Basis Risk Carry Forward Amount for such class
                            remaining unpaid for such Certificate from prior
                            Distribution Dates; and

                     (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest             On each Distribution Date and after payments of servicing
Distributions on     and trustee fees and other expenses, interest distributions
Offered              from the Interest Remittance Amount will be allocated as
Certificates:        follows:
                     (i)    The portion of the Interest Remittance Amount
                            attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;
                     (ii)   The portion of the Interest Remittance Amount
                            attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;
                     (iii)  To the Class M-1 Certificates, its Accrued
                            Certificate Interest;
                     (iv)   To the Class M-2 Certificates, its Accrued
                            Certificate Interest;
                     (v)    To the Class M-3 Certificates, its Accrued
                            Certificate Interest;
                     (vi)   To the Class B-1 Certificates, its Accrued
                            Certificate Interest;
                     (vii)  To the Class B-2 Certificates, its Accrued
                            Certificate Interest, and
                     (viii) To the Class B-3 Certificates, its Accrued
                            Certificate Interest.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Principal            On each Distribution Date (a) prior to the Stepdown Date
Distributions on     or (b) on which a Trigger Event is in effect, principal
Offered              distributions from the Principal Distribution Amount will
Certificates:        be allocated as follows:
                     (i)    to the Class A Certificates, allocated between the
                            Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                     (ii)   to the Class M-1 Certificates, until the Certificate
                            Principal Balance thereof has been reduced to zero;
                     (iii)  to the Class M-2 Certificates, until the Certificate
                            Principal Balance thereof has been reduced to zero;
                     (iv)   to the Class M-3 Certificates, until the Certificate
                            Principal Balance thereof has been reduced to zero;
                     (v)    to the Class B-1 Certificates, until the Certificate
                            Principal Balance thereof has been reduced to zero;
                     (vi)   to the Class B-2 Certificates, until the Certificate
                            Principal Balance thereof has been reduced to zero; and
                     (vii)  to the Class B-3 Certificates, until the Certificate
                            Principal Balance thereof has been reduced to zero.

                     On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                     (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                     (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                     (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                     (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                     (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                     (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                     (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                     All principal distributions to the Class A
                     Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

Interest Rate Cap:   Beginning on the first Distribution Date,
                     and for a period of 35 months thereafter, an Interest
                     Rate Cap will be pledged to the Trust for the benefit of the Class A-2 Certificates.

                     For the first 24 months if the 1-month LIBOR rate exceeds 7.00%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.00% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 7.375%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.375% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

Interest Rate Cap    The Interest Rate Cap Payment shall be available to pay
Payment Allocation:  any Basis Risk Carry Forward Amount due to the Class A-2
                     Certificates.

Allocation of Net    For any Distribution Date, any Net Monthly Excess Cashflow
Monthly Excess       shall be paid as follows:
Cashflow:            (i)    to the Class M-1 Certificates, the unpaid interest
                            shortfall amount;
                     (ii)   to the Class M-1 Certificates, the allocated
                            unreimbursed realized loss amount;
                     (iii)  to the Class M-2 Certificates, the unpaid interest
                            shortfall amount;
                     (iv)   to the Class M-2 Certificates, the allocated
                            unreimbursed realized loss amount;
                     (v)    to the Class M-3 Certificates, the unpaid interest
                            shortfall amount;
                     (vi)   to the Class M-3 Certificates, the allocated
                            unreimbursed realized loss amount;
                     (vii)  to the Class B-1 Certificates, the unpaid interest
                            shortfall amount;
                     (viii) to the Class B-1 Certificates, the allocated
                            unreimbursed realized loss amount;
                     (ix)   to the Class B-2 Certificates, the unpaid interest
                            shortfall amount;
                     (x)    to the Class B-2 Certificates, the allocated
                            unreimbursed realized loss amount;
                     (xi)   to the Class B-3 Certificates, the unpaid interest
                            shortfall amount;
                     (xii)  to the Class B-3 Certificates, the allocated
                            unreimbursed realized loss amount;
                     (xiii) concurrently, any Class A-1 Basis Risk Carry Forward
                            Amount to the Class A-1 Certificates, and any Class
                            A-2 Basis Risk Carry Forward Amount to the Class A-2
                            Certificates; and
                     (xiv)  sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and
                            B-3 Certificates, in such order, any Basis Risk
                            Carry Forward Amount for such classes.

Interest Remittance  For any Distribution Date, the portion of available funds
Amount: for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate  For any Distribution Date and each class of Offered
Interest:            Certificates, equals the amount of interest accrued during the related interest accrual period at the related
                     Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Principal            On any Distribution Date, the sum of (i) the Basic
Distribution Amount: Principal Distribution Amount and (ii) the Extra Principal
                     Distribution Amount.

Basic Principal      On any Distribution Date, the excess of (i) the aggregate
Distribution Amount: principal remittance amount over (ii) the Excess
                     Subordinated Amount, if any.

Net Monthly Excess   For any Distribution Date is the amount of funds
Cashflow:            available for distribution on such Distribution Date
                     remaining after making all distributions of interest and principal on the certificates.

Extra Principal      For any Distribution Date, the lesser of (i) the excess of
Distribution Amount: (x) interest collected or advanced with respect to the
                     Mortgage Loans with due dates in the related Due Period
                     (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated  For any Distribution Date, means the excess, if any of (i)
Amount: the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

Class A Principal    For any Distribution Date, the percentage equivalent of a
Allocation           fraction, determined as follows:  (i) in the case of the
Percentage:          Class A-1 Certificates the numerator of which is (x) the
                     portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal    For any Distribution Date, an amount equal to the excess of
Distribution         (x) the aggregate Certificate Principal Balance of the
Amount:              Class A Certificates immediately prior to such Distribution
                     Date over (y) the lesser of (A) the product of (i) approximately 60.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.


Class M-1 Principal  For any Distribution Date, an amount equal to the excess of
Distribution         (x) the sum of (i) the aggregate Certificate Principal
Amount:              Balance of the Class A Certificates (after taking into
                     account the payment of the Class A Principal Distribution
                     Amount on such Distribution Date) and (ii) the Certificate
                     Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                     Loans as of the last day of the related Due Period over $4,549,803.


Class M-2 Principal  For any Distribution Date, an amount equal to the excess of
Distribution         (x) the sum of (i) the aggregate Certificate Principal
Amount:              Balance of the Class A Certificates (after taking into
                     account the payment of the Class A Principal Distribution
                     Amount on such Distribution Date), (ii) the Certificate
                     Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                     Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                     Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                     84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class M-3 Principal  For any Distribution Date, an amount equal to the excess of
Distribution         (x) the sum of (i) the aggregate Certificate Principal
Amount:              Balance of the Class A Certificates (after taking into
                     account the payment of the Class A Principal Distribution
                     Amount on such Distribution Date), (ii) the Certificate
                     Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                     Distribution Amount on such Distribution Date), (iii) the
                     Certificate Principal Balance of the Class M-2 Certificates
                     (after taking into account the payment of the Class M-2
                     Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                     Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                     87.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.

Class B-1 Principal  For any Distribution Date, an amount equal to the excess of
Distribution         (x) the sum of (i) the aggregate Certificate Principal
Amount:              Balance of the Class A Certificates (after taking into
                     account the payment of the Class A Principal Distribution
                     Amount on such Distribution Date), (ii) the Certificate
                     Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                     Distribution Amount on such Distribution Date), (iii) the
                     Certificate Principal Balance of the Class M-2 Certificates
                     (after taking into account the payment of the Class M-2
                     Principal Distribution Amount on such Distribution Date),
                     (iv) the Certificate Principal Balance of the Class M-3
                     Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                     Distribution Date) and (v) the Certificate Principal
                     Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.


Class B-2 Principal  For any Distribution Date, an amount equal to the excess of
Distribution         (x) the sum of (i) the aggregate Certificate Principal
Amount:              Balance of the Class A Certificates (after taking into
                     account the payment of the Class A Principal Distribution
                     Amount on such Distribution Date), (ii) the Certificate
                     Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                     Distribution Amount on such Distribution Date), (iii) the
                     Certificate Principal Balance of the Class M-2 Certificates
                     (after taking into account the payment of the Class M-2
                     Principal Distribution Amount on such Distribution Date),
                     (iv) the Certificate Principal Balance of the Class M-3
                     Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                     Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate
                     Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                     Loans as of the last day of the related Due Period over $4,549,803.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-3 Principal  For any Distribution Date, an amount equal to the excess of
Distribution         (x) the sum of (i) the aggregate Certificate Principal
Amount:              Balance of the Class A Certificates (after taking into
                     account the payment of the Class A Principal Distribution
                     Amount on such Distribution Date), (ii) the Certificate
                     Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                     Distribution Amount on such Distribution Date), (iii) the
                     Certificate Principal Balance of the Class M-2 Certificates
                     (after taking into account the payment of the Class M-2
                     Principal Distribution Amount on such Distribution Date),
                     (iv) the Certificate Principal Balance of the Class M-3
                     Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                     Distribution Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal
                     Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                     Amount on such Distribution Date) and (vii) the Certificate
                     Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                     Loans as of the last day of the related Due Period over $4,549,803.

Trust Tax Status:    REMIC.

ERISA Eligibility:   Subject to the considerations in the Prospectus, all
                     Offered Certificates are ERISA eligible.

SMMEA Eligibility:   It is not anticipated that any of the Offered Certificates will be SMMEA eligible.

Prospectus:          The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1,
                     Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                     PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity

To CALL
-------

----------------------------------------------------------------------------------------------------------------------------

                     PPC                            50              60               75              100              125
----------------------------------------------------------------------------------------------------------------------------
  A-2   WAL                                       5.40            4.61             3.75             2.82             2.18
        First Payment Date                   7/25/2003       7/25/2003        7/25/2003        7/25/2003        7/25/2003
        Expected Final Maturity              8/25/2018       8/25/2016        3/25/2014        6/25/2011       10/25/2009
        Window                                 1 - 182         1 - 158          1 - 129           1 - 96           1 - 76
----------------------------------------------------------------------------------------------------------------------------
  M-1   WAL                                      10.24            8.74             7.08             5.35             4.62
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        9/25/2006        1/25/2007
        Expected Final Maturity              8/25/2018       8/25/2016        3/25/2014        6/25/2011       10/25/2009
        Window                                60 - 182        51 - 158         41 - 129          39 - 96          43 - 76
----------------------------------------------------------------------------------------------------------------------------
  M-2   WAL                                      10.24            8.74             7.08             5.33             4.46
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        8/25/2006        9/25/2006
        Expected Final Maturity              8/25/2018       8/25/2016        3/25/2014        6/25/2011       10/25/2009
        Window                                60 - 182        51 - 158         41 - 129          38 - 96          39 - 76
----------------------------------------------------------------------------------------------------------------------------
  M-3   WAL                                      10.24            8.74             7.08             5.32             4.40
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        7/25/2006        9/25/2006
        Expected Final Maturity              8/25/2018       8/25/2016        3/25/2014        6/25/2011       10/25/2009
        Window                                60 - 182        51 - 158         41 - 129          37 - 96          39 - 76
----------------------------------------------------------------------------------------------------------------------------
  B-1   WAL                                      10.24            8.74             7.08             5.31             4.38
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        7/25/2006        8/25/2006
        Expected Final Maturity              8/25/2018       8/25/2016        3/25/2014        6/25/2011       10/25/2009
        Window                                60 - 182        51 - 158         41 - 129          37 - 96          38 - 76
----------------------------------------------------------------------------------------------------------------------------
  B-2   WAL                                      10.24            8.74             7.08             5.31             4.37
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        7/25/2006        8/25/2006
        Expected Final Maturity              8/25/2018       8/25/2016        3/25/2014        6/25/2011       10/25/2009
        Window                                60 - 182        51 - 158         41 - 129          37 - 96          38 - 76
----------------------------------------------------------------------------------------------------------------------------
  B-3   WAL                                      10.22            8.72             7.06             5.30             4.34
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        7/25/2006        7/25/2006
        Expected Final Maturity              8/25/2018       8/25/2016        3/25/2014        6/25/2011       10/25/2009
        Window                                60 - 182        51 - 158         41 - 129          37 - 96          37 - 76
----------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)
---------------------------------------------------------------------

                     PPC                         150             175
---------------------------------------------------------------------
  A-2   WAL                                     1.66            1.27
        First Payment Date                 7/25/2003       7/25/2003
        Expected Final Maturity            7/25/2008       6/25/2006
        Window                                1 - 61          1 - 36
---------------------------------------------------------------------
  M-1   WAL                                     4.55            4.20
        First Payment Date                 5/25/2007       6/25/2006
        Expected Final Maturity            7/25/2008       9/25/2007
        Window                               47 - 61         36 - 51
---------------------------------------------------------------------
  M-2   WAL                                     4.07            4.35
        First Payment Date                11/25/2006       2/25/2007
        Expected Final Maturity            7/25/2008       9/25/2007
        Window                               41 - 61         44 - 51
---------------------------------------------------------------------
  M-3   WAL                                     3.91            3.73
        First Payment Date                10/25/2006      12/25/2006
        Expected Final Maturity            7/25/2008       9/25/2007
        Window                               40 - 61         42 - 51
---------------------------------------------------------------------
  B-1   WAL                                     3.86            3.63
        First Payment Date                 9/25/2006      10/25/2006
        Expected Final Maturity            7/25/2008       9/25/2007
        Window                               39 - 61         40 - 51
---------------------------------------------------------------------
  B-2   WAL                                     3.82            3.55
        First Payment Date                 8/25/2006       9/25/2006
        Expected Final Maturity            7/25/2008       9/25/2007
        Window                               38 - 61         39 - 51
---------------------------------------------------------------------
  B-3   WAL                                     3.78            3.48
        First Payment Date                 8/25/2006       8/25/2006
        Expected Final Maturity            7/25/2008       9/25/2007
        Window                               38 - 61         38 - 51
---------------------------------------------------------------------



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity

To MATURITY
-----------

----------------------------------------------------------------------------------------------------------------------------

                     PPC                            50              60               75              100              125
----------------------------------------------------------------------------------------------------------------------------
  A-2   WAL                                       5.79            4.99             4.10             3.11             2.42
        First Payment Date                   7/25/2003       7/25/2003        7/25/2003        7/25/2003        7/25/2003
        Expected Final Maturity             11/25/2030       2/25/2029       11/25/2025        1/25/2021        7/25/2017
        Window                                 1 - 329         1 - 308          1 - 269          1 - 211          1 - 169
----------------------------------------------------------------------------------------------------------------------------
  M-1   WAL                                      11.12            9.55             7.78             5.92             5.06
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        9/25/2006        1/25/2007
        Expected Final Maturity              6/25/2028       2/25/2026        8/25/2022        3/25/2018        3/25/2015
        Window                                60 - 300        51 - 272         41 - 230         39 - 177         43 - 141
----------------------------------------------------------------------------------------------------------------------------
  M-2   WAL                                      11.06            9.48             7.71             5.84             4.86
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        8/25/2006        9/25/2006
        Expected Final Maturity              1/25/2027       7/25/2024        2/25/2021        1/25/2017        3/25/2014
        Window                                60 - 283        51 - 253         41 - 212         38 - 163         39 - 129
----------------------------------------------------------------------------------------------------------------------------
  M-3   WAL                                      10.95            9.38             7.62             5.76             4.74
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        7/25/2006        9/25/2006
        Expected Final Maturity             11/25/2024       3/25/2022        1/25/2019        5/25/2015       10/25/2012
        Window                                60 - 257        51 - 225         41 - 187         37 - 143         39 - 112
----------------------------------------------------------------------------------------------------------------------------
  B-1   WAL                                      10.86            9.28             7.55             5.69             4.67
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        7/25/2006        8/25/2006
        Expected Final Maturity             10/25/2023       3/25/2021        2/25/2018        8/25/2014        3/25/2012
        Window                                60 - 244        51 - 213         41 - 176         37 - 134         38 - 105
----------------------------------------------------------------------------------------------------------------------------
  B-2   WAL                                      10.70            9.13             7.42             5.58             4.57
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        7/25/2006        8/25/2006
        Expected Final Maturity              5/25/2022      11/25/2019        1/25/2017        9/25/2013        7/25/2011
        Window                                60 - 227        51 - 197         41 - 163         37 - 123          38 - 97
----------------------------------------------------------------------------------------------------------------------------
  B-3   WAL                                      10.37            8.85             7.16             5.39             4.40
        First Payment Date                   6/25/2008       9/25/2007       11/25/2006        7/25/2006        7/25/2006
        Expected Final Maturity              9/25/2020       4/25/2018        9/25/2015        8/25/2012        9/25/2010
        Window                                60 - 207        51 - 178         41 - 147         37 - 110          37 - 87
----------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)
-----------------------------------------------------------------------

                     PPC                           150             175
-----------------------------------------------------------------------
  A-2   WAL                                       1.88            1.27
        First Payment Date                   7/25/2003       7/25/2003
        Expected Final Maturity             12/25/2014       6/25/2006
        Window                                 1 - 138          1 - 36
-----------------------------------------------------------------------
  M-1   WAL                                       4.93            5.99
        First Payment Date                   5/25/2007       6/25/2006
        Expected Final Maturity              1/25/2013       1/25/2013
        Window                                47 - 115        36 - 115
-----------------------------------------------------------------------
  M-2   WAL                                       4.40            4.35
        First Payment Date                  11/25/2006       2/25/2007
        Expected Final Maturity              3/25/2012       9/25/2010
        Window                                41 - 105         44 - 87
-----------------------------------------------------------------------
  M-3   WAL                                       4.20            3.96
        First Payment Date                  10/25/2006      12/25/2006
        Expected Final Maturity              1/25/2011      10/25/2009
        Window                                 40 - 91         42 - 76
-----------------------------------------------------------------------
  B-1   WAL                                       4.11            3.83
        First Payment Date                   9/25/2006      10/25/2006
        Expected Final Maturity              8/25/2010       5/25/2009
        Window                                 39 - 86         40 - 71
-----------------------------------------------------------------------
  B-2   WAL                                       4.00            3.69
        First Payment Date                   8/25/2006       9/25/2006
        Expected Final Maturity             12/25/2009      11/25/2008
        Window                                 38 - 78         39 - 65
-----------------------------------------------------------------------
  B-3   WAL                                       3.84            3.53
        First Payment Date                   8/25/2006       8/25/2006
        Expected Final Maturity              4/25/2009       4/25/2008
        Window                                 38 - 70         38 - 58
-----------------------------------------------------------------------



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity


To CALL
-------

-------------------------------------------------------------------------------------------------------
                             CPR                              20                 25                 30
-------------------------------------------------------------------------------------------------------
      A-2       WAL                                         3.22               2.51               1.98
                First Payment Date                     7/25/2003          7/25/2003          7/25/2003
                Expected Final Maturity                2/25/2013          2/25/2011          9/25/2009
                Window                                  1 -  116            1 -  92            1 -  75
-------------------------------------------------------------------------------------------------------
      M-1       WAL                                         6.34               5.17               4.63
                First Payment Date                     7/25/2006         10/25/2006          1/25/2007
                Expected Final Maturity                2/25/2013          2/25/2011          9/25/2009
                Window                                 37 -  116           40 -  92           43 -  75
-------------------------------------------------------------------------------------------------------
      M-2       WAL                                         6.34               5.12               4.44
                First Payment Date                     7/25/2006          8/25/2006         10/25/2006
                Expected Final Maturity                2/25/2013          2/25/2011          9/25/2009
                Window                                 37 -  116           38 -  92           40 -  75
-------------------------------------------------------------------------------------------------------
      M-3       WAL                                         6.34               5.10               4.37
                First Payment Date                     7/25/2006          8/25/2006          9/25/2006
                Expected Final Maturity                2/25/2013          2/25/2011          9/25/2009
                Window                                 37 -  116           38 -  92           39 -  75
-------------------------------------------------------------------------------------------------------
      B-1       WAL                                         6.34               5.10               4.35
                First Payment Date                     7/25/2006          7/25/2006          8/25/2006
                Expected Final Maturity                2/25/2013          2/25/2011          9/25/2009
                Window                                 37 -  116           37 -  92           38 -  75
-------------------------------------------------------------------------------------------------------
      B-2       WAL                                         6.34               5.08               4.33
                First Payment Date                     7/25/2006          7/25/2006          8/25/2006
                Expected Final Maturity                2/25/2013          2/25/2011          9/25/2009
                Window                                 37 -  116           37 -  92           38 -  75
-------------------------------------------------------------------------------------------------------
      B-3       WAL                                         6.33               5.07               4.30
                First Payment Date                     7/25/2006          7/25/2006          7/25/2006
                Expected Final Maturity                2/25/2013          2/25/2011          9/25/2009
                Window                                 37 -  116           37 -  92           37 -  75
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity


To MATURITY
-----------

-------------------------------------------------------------------------------------------------------
                             CPR                              20                 25                 30
-------------------------------------------------------------------------------------------------------
      A-2       WAL                                         3.48               2.73               2.16
                First Payment Date                     7/25/2003          7/25/2003          7/25/2003
                Expected Final Maturity                2/25/2024          4/25/2020          6/25/2017
                Window                                  1 -  248           1 -  202           1 -  168
-------------------------------------------------------------------------------------------------------
      M-1       WAL                                         7.01               5.71               5.09
                First Payment Date                     7/25/2006         10/25/2006          1/25/2007
                Expected Final Maturity                2/25/2021          9/25/2017          3/25/2015
                Window                                 37 -  212          40 -  171          43 -  141
-------------------------------------------------------------------------------------------------------
      M-2       WAL                                         6.95               5.61               4.85
                First Payment Date                     7/25/2006          8/25/2006         10/25/2006
                Expected Final Maturity                8/25/2019          7/25/2016          3/25/2014
                Window                                 37 -  194          38 -  157          40 -  129
-------------------------------------------------------------------------------------------------------
      M-3       WAL                                         6.87               5.52               4.72
                First Payment Date                     7/25/2006          8/25/2006          9/25/2006
                Expected Final Maturity               10/25/2017         11/25/2014         10/25/2012
                Window                                 37 -  172          38 -  137          39 -  112
-------------------------------------------------------------------------------------------------------
      B-1       WAL                                         6.79               5.46               4.65
                First Payment Date                     7/25/2006          7/25/2006          8/25/2006
                Expected Final Maturity               11/25/2016          3/25/2014          3/25/2012
                Window                                 37 -  161          37 -  129          38 -  105
-------------------------------------------------------------------------------------------------------
      B-2       WAL                                         6.67               5.34               4.55
                First Payment Date                     7/25/2006          7/25/2006          8/25/2006
                Expected Final Maturity               10/25/2015          4/25/2013          7/25/2011
                Window                                 37 -  148          37 -  118           38 -  97
-------------------------------------------------------------------------------------------------------
      B-3       WAL                                         6.43               5.15               4.37
                First Payment Date                     7/25/2006          7/25/2006          7/25/2006
                Expected Final Maturity                7/25/2014          4/25/2012          9/25/2010
                Window                                 37 -  133          37 -  106           37 -  87
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



Period      A-2 Cap (%)      M-1 Cap (%)        M-2 Cap (%)       M-3 Cap (%)        B-1 Cap (%)       B-2 Cap (%)       B-3 Cap (%)
            Actual/360       Actual/360         Actual/360        Actual/360         Actual/360        Actual/360        Actual/360
------------------------------------------------------------------------------------------------------------------------------------
  0              -               -                   -                 -                  -                 -                -
  1            9.52             7.89               7.89              7.89               7.89              7.89              7.89
  2            8.73             7.12               7.12              7.12               7.12              7.12              7.12
  3            8.74             7.12               7.12              7.12               7.12              7.12              7.12
  4            8.99             7.36               7.36              7.36               7.36              7.36              7.36
  5            8.75             7.12               7.12              7.12               7.12              7.12              7.12
  6            9.00             7.36               7.36              7.36               7.36              7.36              7.36
  7            8.76             7.12               7.12              7.12               7.12              7.12              7.12
  8            8.76             7.12               7.12              7.12               7.12              7.12              7.12
  9            9.28             7.61               7.61              7.61               7.61              7.61              7.61
 10            8.77             7.12               7.12              7.12               7.12              7.12              7.12
 11            9.03             7.35               7.35              7.35               7.35              7.35              7.35
 12            8.79             7.12               7.12              7.12               7.12              7.12              7.12
 13            9.05             7.35               7.35              7.35               7.35              7.35              7.35
 14            8.81             7.12               7.12              7.12               7.12              7.12              7.12
 15            8.82             7.12               7.12              7.12               7.12              7.12              7.12
 16            9.07             7.35               7.35              7.35               7.35              7.35              7.35
 17            8.84             7.12               7.12              7.12               7.12              7.12              7.12
 18            9.10             7.35               7.35              7.35               7.35              7.35              7.35
 19            8.86             7.12               7.12              7.12               7.12              7.12              7.12
 20            8.92             7.15               7.15              7.15               7.15              7.15              7.15
 21           10.76             9.03               9.03              9.03               9.03              9.03              9.03
 22            9.90             8.19               8.19              8.19               8.19              8.19              8.19
 23           10.20             8.47               8.47              8.47               8.47              8.47              8.47
 24            9.93             8.19               8.19              8.19               8.19              8.19              8.19
 25            9.86             8.47               8.47              8.47               8.47              8.47              8.47
 26            9.61             8.21               8.21              8.21               8.21              8.21              8.21
 27            9.95             8.55               8.55              8.55               8.55              8.55              8.55
 28           10.30             8.87               8.87              8.87               8.87              8.87              8.87
 29           10.02             8.59               8.59              8.59               8.59              8.59              8.59
 30           10.34             8.87               8.87              8.87               8.87              8.87              8.87
 31           10.07             8.59               8.59              8.59               8.59              8.59              8.59
 32           10.12             8.60               8.60              8.60               8.60              8.60              8.60
 33           11.65            10.10              10.10             10.10              10.10             10.10             10.10
 34           10.97             9.44               9.44              9.44               9.44              9.44              9.44
 35           11.34             9.76               9.76              9.76               9.76              9.76              9.76
 36           11.04             9.44               9.44              9.44               9.44              9.44              9.44


1    Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2    Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



Period      A-2 Cap (%)      M-1 Cap (%)        M-2 Cap (%)       M-3 Cap (%)        B-1 Cap (%)       B-2 Cap (%)       B-3 Cap (%)
            Actual/360       Actual/360         Actual/360        Actual/360         Actual/360        Actual/360        Actual/360
------------------------------------------------------------------------------------------------------------------------------------
 37           27.11             9.76               9.76              9.76               9.76              9.76              9.76
 38           12.11             9.45               9.45              9.45               9.45              9.45              9.45
 39           12.42             9.87               9.87              9.87               9.87              9.87              9.87
 40           13.03            10.48              10.48             10.48              10.48             10.48             10.48
 41           12.55            10.14              10.14             10.14              10.14             10.14             10.14
 42           12.94            10.48              10.48             10.48              10.48             10.48             10.48
 43           12.52            10.14              10.14             10.14              10.14             10.14             10.14
 44           12.53            10.14              10.14             10.14              10.14             10.14             10.14
 45           14.04            11.42              11.42             11.42              11.42             11.42             11.42
 46           12.93            10.57              10.57             10.57              10.57             10.57             10.57
 47           13.37            10.92              10.92             10.92              10.92             10.92             10.92
 48           12.93            10.57              10.57             10.57              10.57             10.57             10.57
 49           13.36            10.92              10.92             10.92              10.92             10.92             10.92
 50           12.93            10.57              10.57             10.57              10.57             10.57             10.57
 51           12.98            10.63              10.63             10.63              10.63             10.63             10.63
 52           13.65            11.23              11.23             11.23              11.23             11.23             11.23
 53           13.22            10.87              10.87             10.87              10.87             10.87             10.87
 54           13.66            11.23              11.23             11.23              11.23             11.23             11.23
 55           13.21            10.87              10.87             10.87              10.87             10.87             10.87
 56           13.21            10.87              10.87             10.87              10.87             10.87             10.87
 57           14.14            11.63              11.63             11.63              11.63             11.63             11.63
 58           13.36            11.02              11.02             11.02              11.02             11.02             11.02
 59           13.80            11.39              11.39             11.39              11.39             11.39             11.39
 60           13.36            11.02              11.02             11.02              11.02             11.02             11.02
 61           13.80            11.38              11.38             11.38              11.38             11.38             11.38
 62           13.36            11.02              11.02             11.02              11.02             11.02             11.02
 63           13.36            11.01              11.01             11.01              11.01             11.01             11.01
 64           13.80            11.38              11.38             11.38              11.38             11.38             11.38
 65           13.36            11.01              11.01             11.01              11.01             11.01             11.01
 66           13.80            11.38              11.38             11.38              11.38             11.38             11.38
 67           13.36            11.01              11.01             11.01              11.01             11.01             11.01
 68           13.36            11.01              11.01             11.01              11.01             11.01             11.01
 69           14.79            12.19              12.19             12.19              12.19             12.19             12.19
 70           13.36            11.01              11.01             11.01              11.01             11.01             11.01
 71           13.80            11.37              11.37             11.37              11.37             11.37             11.37
 72           13.36            11.00              11.00             11.00              11.00             11.00             11.00
 73           13.80            11.37              11.37             11.37              11.37             11.37             11.37


1    Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2    Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



Period      A-2 Cap (%)      M-1 Cap (%)        M-2 Cap (%)       M-3 Cap (%)        B-1 Cap (%)       B-2 Cap (%)       B-3 Cap (%)
            Actual/360       Actual/360         Actual/360        Actual/360         Actual/360        Actual/360        Actual/360
------------------------------------------------------------------------------------------------------------------------------------
 74           13.36            11.00              11.00             11.00              11.00             11.00             11.00
 75           13.36            11.00              11.00             11.00              11.00             11.00             11.00
 76           13.80            11.37              11.37             11.37              11.37             11.37             11.37
 77           13.36            11.00              11.00             11.00              11.00             11.00             11.00
 78           13.80            11.36              11.36             11.36              11.36             11.36             11.36
 79           13.36            10.99              10.99             10.99              10.99             10.99             10.99
 80           13.36            10.99              10.99             10.99              10.99             10.99             10.99
 81           14.79            12.17              12.17             12.17              12.17             12.17             12.17
 82           13.36            10.99              10.99             10.99              10.99             10.99             10.99
 83           13.80            11.36              11.36             11.36              11.36             11.36             11.36
 84           13.36            10.99              10.99             10.99              10.99             10.99             10.99
 85           13.80            11.35              11.35             11.35              11.35             11.35             11.35
 86           13.36            10.99              10.99             10.99              10.99             10.99             10.99
 87           13.36            10.99              10.99             10.99              10.99             10.99             10.99
 88           13.81            11.35              11.35             11.35              11.35             11.35             11.35
 89           13.36            10.98              10.98             10.98              10.98             10.98             10.98
 90           13.81            11.35              11.35             11.35              11.35             11.35             11.35
 91           13.15            10.98              10.98             10.98              10.98             10.98             10.98
 92           11.37            10.98              10.98             10.98              10.98             10.98             10.98
 93           12.61            12.16              12.16             12.16              12.16             12.16             12.16
 94           11.41            10.98              10.98             10.98              10.98             10.98             10.98
 95           11.81            11.34              11.34             11.34              11.34             11.34             11.34
 96           11.45            10.98              10.98             10.98              10.98             10.98             10.98
 97           11.86            11.34              11.34             11.34              11.34             11.34             11.34
 98           11.50            10.97              10.97             10.97              10.97             10.97             10.97
 99           11.52            10.97              10.97             10.97              10.97             10.97             10.97
100           11.93            11.34              11.34             11.34              11.34             11.34             11.34
101           11.56            10.97              10.97             10.97              10.97             10.97             10.97
102           11.98            11.34              11.34             11.34              11.34             11.34             11.34
103           11.61            10.97              10.97             10.97              10.97             10.97             10.97
104           11.64            10.97              10.97             10.97              10.97             10.97             10.97
105           12.47            11.72              11.72             11.72              11.72             11.72             11.72
106           11.69            10.97              10.97             10.97              10.97             10.97             10.97
107           12.11            11.33              11.33             11.33              11.33             11.33             11.33
108           11.75            10.97              10.97             10.97              10.97             10.97             10.97
109           12.17            11.33              11.33             11.33              11.33             11.33             11.33
110           11.81            10.96              10.96             10.96              10.96             10.96             10.96


1    Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2    Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



Period      A-2 Cap (%)      M-1 Cap (%)        M-2 Cap (%)       M-3 Cap (%)        B-1 Cap (%)       B-2 Cap (%)       B-3 Cap (%)
            Actual/360       Actual/360         Actual/360        Actual/360         Actual/360        Actual/360        Actual/360
------------------------------------------------------------------------------------------------------------------------------------
111           11.84            10.96              10.96             10.96              10.96             10.96             10.96
112           12.27            11.33              11.33             11.33              11.33             11.33             11.33
113           11.90            10.96              10.96             10.96              10.96             10.96               -
114           12.33            11.33              11.33             11.33              11.33             11.33               -
115           11.97            10.96              10.96             10.96              10.96             10.96               -
116           12.01            10.96              10.96             10.96              10.96             10.96               -
117           13.33            12.13              12.13             12.13              12.13             12.13               -
118           12.08            10.96              10.96             10.96              10.96             10.96               -
119           12.52            11.32              11.32             11.32              11.32             11.32               -
120           12.16            10.96              10.96             10.96              10.96             10.96               -
121           12.60            11.32              11.32             11.32              11.32             11.32               -
122           12.24            10.96              10.96             10.96              10.96             10.96               -
123           12.28            10.95              10.95             10.95              10.95             10.95               -
124           12.73            11.32              11.32             11.32              11.32             11.32               -
125           12.37            10.95              10.95             10.95              10.95             10.95               -
126           12.83            11.32              11.32             11.32              11.32               -                 -
127           12.46            10.95              10.95             10.95              10.95               -                 -
128           12.51            10.95              10.95             10.95              10.95               -                 -
129           13.90            12.12              12.12             12.12              12.12               -                 -
130           12.61            10.95              10.95             10.95              10.95               -                 -
131           13.08            11.32              11.32             11.32              11.32               -                 -
132           12.71            10.95              10.95             10.95              10.95               -                 -
133           13.19            11.31              11.31             11.31              11.31               -                 -
134           12.82            10.95              10.95             10.95              10.95               -                 -
135           12.88            10.95              10.95             10.95              10.95               -                 -
136           13.37            11.31              11.31             11.31              11.31               -                 -
137           13.00            10.95              10.95             10.95                -                 -                 -
138           13.49            11.31              11.31             11.31                -                 -                 -
139           13.12            10.95              10.95             10.95                -                 -                 -
140           13.19            10.95              10.95             10.95                -                 -                 -
141           14.68            12.12              12.12             12.12                -                 -                 -
142           13.32            10.95              10.95             10.95                -                 -                 -
143           13.84            11.31              11.31             11.31                -                 -                 -
144           13.47            10.95              10.95             10.95                -                 -                 -
145           13.99            11.31              11.31             11.31                -                 -                 -
146           13.62            10.95              10.95               -                  -                 -                 -
147           13.70            10.95              10.95               -                  -                 -                 -


1    Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2    Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



Period      A-2 Cap (%)      M-1 Cap (%)        M-2 Cap (%)       M-3 Cap (%)        B-1 Cap (%)       B-2 Cap (%)       B-3 Cap (%)
            Actual/360       Actual/360         Actual/360        Actual/360         Actual/360        Actual/360        Actual/360
------------------------------------------------------------------------------------------------------------------------------------
148           14.24            11.31              11.31               -                  -                 -                 -
149           13.86            10.95              10.95               -                  -                 -                 -
150           14.41            11.31              11.31               -                  -                 -                 -
151           14.03            10.95              10.95               -                  -                 -                 -
152           14.12            10.95              10.95               -                  -                 -                 -
153           15.20            11.70              11.70               -                  -                 -                 -
154           14.31            10.95              10.95               -                  -                 -                 -
155           14.89            11.31              11.31               -                  -                 -                 -
156           14.51            10.95              10.95               -                  -                 -                 -
157           15.09            11.31              11.31               -                  -                 -                 -
158           14.71            10.95              10.95               -                  -                 -                 -
159           14.82            10.95              10.95               -                  -                 -                 -
160           15.43            11.31              11.31               -                  -                 -                 -
161           15.05            10.95              10.95               -                  -                 -                 -
162           15.67            11.31              11.31               -                  -                 -                 -
163           15.28            10.95              10.95               -                  -                 -                 -
164           15.40            10.95              10.95               -                  -                 -                 -
165           17.20            12.12              12.12               -                  -                 -                 -
166           15.66            10.95              10.95               -                  -                 -                 -
167           16.32            11.32                -                 -                  -                 -                 -
168           15.93            10.95                -                 -                  -                 -                 -
169           16.61            11.32                -                 -                  -                 -                 -
170           16.22            10.95                -                 -                  -                 -                 -
171           16.37            10.95                -                 -                  -                 -                 -
172           17.07            11.32                -                 -                  -                 -                 -
173           16.67            10.96                -                 -                  -                 -                 -
174           17.40            11.32                -                 -                  -                 -                 -
175           17.00            10.96                -                 -                  -                 -                 -
176           17.21            10.97                -                 -                  -                 -                 -
177           19.37            12.18                -                 -                  -                 -                 -
178           17.97            11.09                -                 -                  -                 -                 -
179           18.76            11.46                -                 -                  -                 -                 -
180           18.35            11.09                -                 -                  -                 -                 -
181           19.28              -                  -                 -                  -                 -                 -
182           19.02              -                  -                 -                  -                 -                 -
183           19.39              -                  -                 -                  -                 -                 -
184           20.46              -                  -                 -                  -                 -                 -


1    Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2    Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



Period      A-2 Cap (%)      M-1 Cap (%)        M-2 Cap (%)       M-3 Cap (%)        B-1 Cap (%)       B-2 Cap (%)       B-3 Cap (%)
            Actual/360       Actual/360         Actual/360        Actual/360         Actual/360        Actual/360        Actual/360
------------------------------------------------------------------------------------------------------------------------------------
185           20.23              -                  -                 -                  -                 -                 -
186           21.37              -                  -                 -                  -                 -                 -
187           21.15              -                  -                 -                  -                 -                 -
188           21.66              -                  -                 -                  -                 -                 -
189           24.60              -                  -                 -                  -                 -                 -
190           22.81              -                  -                 -                  -                 -                 -
191           24.24              -                  -                 -                  -                 -                 -
192           24.16              -                  -                 -                  -                 -                 -
193           25.76              -                  -                 -                  -                 -                 -
194           25.78              -                  -                 -                  -                 -                 -
195           26.70              -                  -                 -                  -                 -                 -
196           28.65              -                  -                 -                  -                 -                 -
197           28.87              -                  -                 -                  -                 -                 -
198           31.15              -                  -                 -                  -                 -                 -
199           31.57              -                  -                 -                  -                 -                 -
200           33.19              -                  -                 -                  -                 -                 -
201           37.46              -                  -                 -                  -                 -                 -
202           37.17              -                  -                 -                  -                 -                 -
203           40.96              -                  -                 -                  -                 -                 -
204           42.55              -                  -                 -                  -                 -                 -
205           47.56              -                  -                 -                  -                 -                 -
206           50.25              -                  -                 -                  -                 -                 -
207           55.47              -                  -                 -                  -                 -                 -
208           64.19              -                  -                 -                  -                 -                 -
209           70.85              -                  -                 -                  -                 -                 -
210           85.58              -                  -                 -                  -                 -                 -
211          100.23              -                  -                 -                  -                 -                 -
212          127.89              -                  -                 -                  -                 -                 -
213          197.70              -                  -                 -                  -                 -                 -
214          301.43              -                  -                 -                  -                 -                 -
215             *                -                  -                 -                  -                 -                 -
216             -                -                  -                 -                  -                 -                 -

* In Period 215 the A-2 Class has a balance of $49,393 and is paid $115,586 in interest



1    Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2    Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                                    2003-HE1
                             Computational Materials
                                   All records


Selection Criteria: All records
Table of Contents

 1. Summary Statistics
 2. 2003-HE1 Originators
 3. Product Types
 4. Range of Gross Interest Rates (%)
 5. Range of Cut-off Date Principal Balances ($)
 6. Range of Stated Original Terms (months)
 7. Range of Stated Remaining Terms (months)
 8. Range of Original LTV Ratios (%)
 9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term



1. Summary Statistics

Number of Mortgage Loans: 5,996
Aggregate Principal Balance ($): 909,960,682
Weighted Average Current Mortgage Rate (%): 7.883
Non-Zero Weighted Average Margin (%): 6.216
Non-Zero Weighted Average Maximum Rate (%): 14.471
Weighted Average Stated Original Term (months): 348
Weighted Average Stated Remaining Term (months): 345
Weighted Average Original LTV (%): 79.86
% First Liens: 100.00
% Owner Occupied: 94.54
% Purchase: 23.57
% Full Doc: 67.54
Non-Zero Weighted Average Credit Score: 613

                      Top



2. 2003-HE1 Originators

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
2003-HE1 Originators                              Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Aames                                               3,212  491,822,706      54.05     7.867        350     78.77        607
----------------------------------------------------------------------------------------------------------------------------
Accredited                                          1,743  272,240,679      29.92     7.724        342     81.11        622
----------------------------------------------------------------------------------------------------------------------------
Provident                                           1,031  144,473,441      15.88     8.233        333     81.23        615
----------------------------------------------------------------------------------------------------------------------------
New Century                                            10    1,423,856       0.16     8.269        356     81.43        576
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------

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3. Product Types

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Product Types                                     Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                        20    1,167,296       0.13     7.483        116     59.89        629
----------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                       243   22,956,225       2.52      7.62        176     72.24        627
----------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                                       112   14,185,464       1.56     7.634        236      77.4        631
----------------------------------------------------------------------------------------------------------------------------
Fixed - 25 Year                                         6    1,066,075       0.12     6.768        297     71.16        641
----------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                     1,650  241,990,084      26.59      7.63        356     78.31        626
----------------------------------------------------------------------------------------------------------------------------
Balloon - 15/20                                         1      192,982       0.02     7.499        176        80        696
----------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30                                       181   23,775,565       2.61     8.086        176     81.55        615
----------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                                           2      165,801       0.02     8.259        356     77.42        529
----------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                                2,285  371,841,215      40.86     8.015        356     80.61        603
----------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month                                1,484  230,873,672      25.37     7.967        356     81.16        613
----------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month                                   12    1,746,303       0.19     7.329        356     79.62        597
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------

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4. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Range of Gross Interest Rates (%)                 Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                          48    9,140,734          1     5.798        337      73.1        696
----------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                       1,085  203,452,857      22.36     6.707        343     76.69        646
----------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                       2,102  348,630,991      38.31     7.585        345     80.61        619
----------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                       1,642  233,968,173      25.71     8.487        345     81.71        593
----------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                         768   84,572,716       9.29     9.492        346     80.49        575
----------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                       265   23,764,167       2.61    10.441        346     80.47        560
----------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                                        68    5,149,451       0.57    11.355        346     72.83        549
----------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                                        16    1,199,789       0.13    12.362        356     66.49        544
----------------------------------------------------------------------------------------------------------------------------
13.000 - 13.999                                         2       81,805       0.01    13.386        355        65        509
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.300
Maximum: 13.500
Weighted Average: 7.883

                      Top



5. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Range of Cut-off Date Principal Balances ($)      Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                              9      177,351       0.02     8.854        219     54.14        627
----------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                       341   13,995,621       1.54     9.325        318     72.57        599
----------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                       787   49,638,248       5.45     8.658        326     76.71        602
----------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000                                      862   75,851,806       8.34     8.263        337     79.41        605
----------------------------------------------------------------------------------------------------------------------------
100,001 - 125,000                                     822   92,567,423      10.17     8.119        342     79.64        607
----------------------------------------------------------------------------------------------------------------------------
125,001 - 150,000                                     733  100,312,563      11.02     8.016        344     80.98        615
----------------------------------------------------------------------------------------------------------------------------
150,001 - 175,000                                     609   98,373,637      10.81     7.816        343     79.71        612
----------------------------------------------------------------------------------------------------------------------------
175,001 - 200,000                                     445   83,599,927       9.19     7.717        346     79.58        611
----------------------------------------------------------------------------------------------------------------------------
200,001 - 225,000                                     346   73,679,096        8.1     7.617        352     79.82        612
----------------------------------------------------------------------------------------------------------------------------
225,001 - 250,000                                     266   63,297,873       6.96      7.64        353     81.05        616
----------------------------------------------------------------------------------------------------------------------------
250,001 - 275,000                                     183   47,954,365       5.27     7.653        354     81.34        619
----------------------------------------------------------------------------------------------------------------------------
275,001 - 300,000                                     151   43,372,228       4.77     7.769        352     80.04        614
----------------------------------------------------------------------------------------------------------------------------
300,001 - 325,000                                     100   31,290,665       3.44     7.632        350     80.92        623
----------------------------------------------------------------------------------------------------------------------------
325,001 - 350,000                                      91   30,648,779       3.37     7.489        346     81.15        635
----------------------------------------------------------------------------------------------------------------------------
350,001 - 375,000                                      72   26,047,534       2.86     7.341        353     80.43        637
----------------------------------------------------------------------------------------------------------------------------
375,001 - 400,000                                      58   22,540,812       2.48     7.653        345     83.66        615
----------------------------------------------------------------------------------------------------------------------------
400,001 - 425,000                                      30   12,417,995       1.36     7.476        353     81.94        628
----------------------------------------------------------------------------------------------------------------------------
425,001 - 450,000                                      26   11,443,994       1.26     7.613        349     82.41        628
----------------------------------------------------------------------------------------------------------------------------
450,001 - 475,000                                      16    7,443,006       0.82     7.574        357     76.63        584
----------------------------------------------------------------------------------------------------------------------------
475,001 - 500,000                                      36   17,723,432       1.95     7.669        331     76.18        597
----------------------------------------------------------------------------------------------------------------------------
500,001 - 750,000                                      13    7,584,329       0.83     8.147        340     74.02        607
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Minimum: 11,884
Maximum: 747,561
Average: 151,761

                      Top



6. Range of Stated Original Terms (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Range of Stated Original Terms (months)           Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
120                                                    21    1,238,731       0.14     7.481        116     60.76        636
----------------------------------------------------------------------------------------------------------------------------
180                                                   429   47,323,525        5.2     7.855        176     76.93        621
----------------------------------------------------------------------------------------------------------------------------
240                                                   114   14,352,000       1.58     7.638        236     77.36        630
----------------------------------------------------------------------------------------------------------------------------
300                                                     6    1,066,075       0.12     6.768        297     71.16        641
----------------------------------------------------------------------------------------------------------------------------
360                                                 5,426  845,980,351      92.97     7.891        356     80.11        612
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 348

                      Top



7. Range of Stated Remaining Terms (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Range of Stated Remaining Terms (months)          Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
109 - 120                                              21    1,238,731       0.14     7.481        116     60.76        636
----------------------------------------------------------------------------------------------------------------------------
157 - 168                                               1       59,968       0.01     11.17        168        85        619
----------------------------------------------------------------------------------------------------------------------------
169 - 180                                             428   47,263,558       5.19      7.85        176     76.92        621
----------------------------------------------------------------------------------------------------------------------------
217 - 228                                               1       59,258       0.01      9.25        228        80        606
----------------------------------------------------------------------------------------------------------------------------
229 - 240                                             113   14,292,742       1.57     7.631        236     77.35        630
----------------------------------------------------------------------------------------------------------------------------
289 - 300                                               6    1,066,075       0.12     6.768        297     71.16        641
----------------------------------------------------------------------------------------------------------------------------
337 - 348                                               2      352,850       0.04     7.603        346     84.86        636
----------------------------------------------------------------------------------------------------------------------------
349 - 360                                           5,424  845,627,501      92.93     7.891        356     80.11        612
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 358
Weighted Average: 345

                      Top



8. Range of Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Range of Original LTV Ratios (%)                  Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
<= 10.00                                                1       24,326          0       8.5        115      9.62        572
----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                           2      104,705       0.01     7.978        356      13.8        671
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                           5      234,229       0.03     8.263        247      19.1        631
----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                           7      635,598       0.07      7.45        283     22.33        613
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                           8      395,457       0.04     8.613        292     27.68        629
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                          17    1,803,320        0.2     8.302        327     33.05        587
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                          36    3,351,239       0.37     7.885        316     38.01        598
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                          54    5,569,129       0.61     7.776        318     42.43        611
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                          82    9,736,055       1.07     7.672        336     48.28        598
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                          88   12,569,320       1.38     7.601        333     52.92        603
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                         133   19,543,185       2.15      7.39        336     57.82        618
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                         206   29,733,378       3.27     7.809        336     63.03        591
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                         390   56,116,973       6.17     8.001        339     68.69        589
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                         639   92,812,857       10.2     7.918        342     73.92        590
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                       2,122  323,448,706      35.55     7.759        350      79.6        622
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                         728  115,320,496      12.67     7.914        346     84.39        606
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                         944  155,501,096      17.09     7.968        343     89.51        615
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                         372   60,469,430       6.65     8.198        344     94.52        634
----------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                        162   22,591,183       2.48     8.383        347     99.54        646
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Minimum: 9.62
Maximum: 100.00
Weighted Average: 79.86

                      Top



9. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Range of Gross Margins (%)                        Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    2,213  305,333,692      33.55     7.662        322     77.97        626
----------------------------------------------------------------------------------------------------------------------------
<= 3.500                                               34    6,125,139       0.67      6.86        356      78.3        643
----------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                          40    6,938,749       0.76     7.055        356     80.03        634
----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                         100   18,518,536       2.04     7.358        356     83.06        637
----------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                         158   29,855,793       3.28     7.434        356     81.91        626
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                         265   48,466,753       5.33      7.48        356     82.43        627
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                         964  160,303,278      17.62     7.601        356      78.7        632
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                         597   95,589,907       10.5     7.858        356     81.13        602
----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                       1,115  169,551,286      18.63     8.358        356     82.98        586
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                         185   25,420,507       2.79     8.675        357     82.03        582
----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                         204   28,600,584       3.14     9.182        356     77.37        558
----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                          90   12,164,664       1.34     9.992        357     70.83        558
----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                          18    2,062,436       0.23     9.849        356     82.98        555
----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                           5      407,433       0.04     9.575        357     79.56        570
----------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                          6      550,892       0.06     10.53        356     75.64        541
----------------------------------------------------------------------------------------------------------------------------
>10.000                                                 2       71,034       0.01    11.574        356     77.81        603
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.125
Maximum: 10.490
Non-Zero Weighted Average: 6.216

                      Top



10. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Range of Minimum Mortgage Rates (%)               Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    2,213  305,333,692      33.55     7.662        322     77.97        626
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           4      936,370        0.1     5.473        356     78.47        687
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          27    4,969,113       0.55     6.014        356     77.28        677
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                         132   28,229,679        3.1     6.342        355        78        653
----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                         427   82,520,102       9.07     6.874        357     79.44        636
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                         539   99,904,969      10.98     7.356        356     80.83        623
----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                         805  138,307,869       15.2     7.829        356     81.78        607
----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                         585   93,623,894      10.29     8.298        356     81.74        595
----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                         536   74,728,630       8.21     8.782        356     81.68        584
----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                         247   30,870,315       3.39     9.276        356     81.31        575
----------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                        244   29,044,200       3.19     9.802        356     79.29        564
----------------------------------------------------------------------------------------------------------------------------
10.001 -10.500                                         91    9,760,504       1.07     10.29        356     82.32        562
----------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                                        82    6,922,563       0.76    10.758        356     80.09        564
----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                                        33    2,572,959       0.28    11.209        356     72.93        549
----------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                                        18    1,198,028       0.13    11.704        356     65.48        538
----------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                         7      769,215       0.08    12.269        356     71.93        543
----------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                         5      233,526       0.03     12.72        355     50.62        546
----------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                                         1       35,056          0      13.5        354        65        500
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.375
Maximum: 13.500
Non-Zero Weighted Average: 7.994

                      Top



11. Range of Maximum Loan Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Range of Maximum Loan Rates (%)                   Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    2,213  305,333,692      33.56     7.662        322     77.97        626
----------------------------------------------------------------------------------------------------------------------------
<= 12.500                                             109   22,385,867       2.46     6.224        354     77.49        655
----------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                       184   35,969,477       3.95     6.863        356     77.96        619
----------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                                       305   59,605,558       6.55     7.157        356     79.59        618
----------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                                       635  114,686,178      12.61     7.438        356     80.71        619
----------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500                                       614  103,565,478      11.38     7.832        356     81.48        618
----------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                                       703  109,699,849      12.06     8.163        356     82.07        607
----------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500                                       408   60,180,048       6.61     8.607        356     81.83        585
----------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000                                       401   53,261,604       5.85     9.129        356      81.8        573
----------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500                                       158   19,304,722       2.12     9.672        356      83.2        574
----------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000                                       153   16,805,877       1.85    10.131        356      78.6        565
----------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                                        56    4,817,960       0.53    10.722        356     75.53        551
----------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000                                        35    2,590,191       0.28    11.183        356        74        551
----------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                                        12    1,069,604       0.12    11.979        356     72.79        543
----------------------------------------------------------------------------------------------------------------------------
18.501 - 19.000                                         5      233,534       0.03    12.348        356     51.16        562
----------------------------------------------------------------------------------------------------------------------------
19.001 - 19.500                                         1       35,056          0      13.5        354        65        500
----------------------------------------------------------------------------------------------------------------------------
19.501 - 20.000                                         2       73,869       0.01     12.95        353     56.06        519
----------------------------------------------------------------------------------------------------------------------------
20.501 - 21.000                                         1      199,002       0.02         7        354     66.67        630
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,995  909,817,565        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.000
Maximum: 22.070
Non-Zero Weighted Average: 14.471

                      Top



12. Initial Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Initial Periodic Cap (%)                          Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    2,213  305,333,692      33.55     7.662        322     77.97        626
----------------------------------------------------------------------------------------------------------------------------
1                                                       8    1,365,062       0.15     7.261        356     78.14        595
----------------------------------------------------------------------------------------------------------------------------
1.5                                                 1,125  191,420,562      21.04     7.724        357      81.1        620
----------------------------------------------------------------------------------------------------------------------------
2                                                       1      129,647       0.01      9.99        354       100        633
----------------------------------------------------------------------------------------------------------------------------
3                                                   2,642  410,883,911      45.15     8.123        356      80.7        600
----------------------------------------------------------------------------------------------------------------------------
???                                                     7      827,810       0.09     8.007        356     74.11        590
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.522

                      Top



13. Subsequent Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Subsequent Periodic Cap (%)                       Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    2,213  305,333,692      33.55     7.662        322     77.97        626
----------------------------------------------------------------------------------------------------------------------------
1                                                   2,656  412,737,258      45.36      8.12        356     80.67        600
----------------------------------------------------------------------------------------------------------------------------
1.5                                                 1,126  191,743,323      21.07     7.725        357     81.12        620
----------------------------------------------------------------------------------------------------------------------------
3                                                       1      146,409       0.02      8.95        350        95        646
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.159

                      Top



14. Next Rate Adjustment Dates

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Next Rate Adjustment Dates                        Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Aug-03                                                  1       65,878       0.01      9.85        356        75          0
----------------------------------------------------------------------------------------------------------------------------
Jul-04                                                  1       41,200       0.01     12.99        350        70        521
----------------------------------------------------------------------------------------------------------------------------
Aug-04                                                  1      146,409       0.02      8.95        350        95        646
----------------------------------------------------------------------------------------------------------------------------
Sep-04                                                  3      226,711       0.04     9.325        351     87.75        613
----------------------------------------------------------------------------------------------------------------------------
Oct-04                                                  3      512,994       0.09      8.55        352     78.45        600
----------------------------------------------------------------------------------------------------------------------------
Nov-04                                                 21    3,777,308       0.63     8.427        353     82.49        580
----------------------------------------------------------------------------------------------------------------------------
Dec-04                                                 75   12,213,070       2.02     8.153        353     81.29        596
----------------------------------------------------------------------------------------------------------------------------
Jan-05                                                389   62,631,531      10.38     8.095        355     81.46        601
----------------------------------------------------------------------------------------------------------------------------
Feb-05                                                904  145,176,456      24.07     7.996        356     81.04        606
----------------------------------------------------------------------------------------------------------------------------
Mar-05                                                743  123,151,761      20.42     7.998        357     79.96        600
----------------------------------------------------------------------------------------------------------------------------
Apr-05                                                148   24,557,281       4.07     7.817        358     78.57        613
----------------------------------------------------------------------------------------------------------------------------
Jul-05                                                  3      313,684       0.05      8.54        349      79.6        620
----------------------------------------------------------------------------------------------------------------------------
Aug-05                                                  2      403,885       0.07     7.427        350     84.48        666
----------------------------------------------------------------------------------------------------------------------------
Oct-05                                                  2      148,525       0.02     8.332        352     92.23        607
----------------------------------------------------------------------------------------------------------------------------
Nov-05                                                  5      611,555        0.1     7.479        353     65.49        615
----------------------------------------------------------------------------------------------------------------------------
Dec-05                                                 18    2,614,442       0.43     8.027        354     82.29        604
----------------------------------------------------------------------------------------------------------------------------
Jan-06                                                 81   11,512,392       1.91     8.211        355     78.22        577
----------------------------------------------------------------------------------------------------------------------------
Feb-06                                                542   83,830,964       13.9     8.041        356     81.38        613
----------------------------------------------------------------------------------------------------------------------------
Mar-06                                                526   80,701,211      13.38     7.994        356     81.27        613
----------------------------------------------------------------------------------------------------------------------------
Apr-06                                                304   50,527,357       8.38     7.752        358     81.38        619
----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,772  603,164,613        100     7.996        356     80.83        607
----------------------------------------------------------------------------------------------------------------------------

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15. Geographic Distribution of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Geographic Distribution of Mortgaged Properties   Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
California                                          1,473  305,461,961      33.57     7.456        351     78.76        620
----------------------------------------------------------------------------------------------------------------------------
Florida                                               715   91,248,229      10.03     8.323        352     80.85        608
----------------------------------------------------------------------------------------------------------------------------
New York                                              291   57,076,787       6.27     7.802        343      75.7        617
----------------------------------------------------------------------------------------------------------------------------
Texas                                                 463   49,488,236       5.44     8.425        338     77.86        604
----------------------------------------------------------------------------------------------------------------------------
Washington                                            193   31,217,144       3.43     7.619        351     82.07        619
----------------------------------------------------------------------------------------------------------------------------
New Jersey                                            151   29,531,891       3.25      7.84        338      77.5        612
----------------------------------------------------------------------------------------------------------------------------
Michigan                                              217   25,249,504       2.77     8.497        346     82.36        596
----------------------------------------------------------------------------------------------------------------------------
Illinois                                              174   24,979,478       2.75     8.335        338     80.47        606
----------------------------------------------------------------------------------------------------------------------------
Virginia                                              141   23,969,505       2.63     7.903        341     83.28        605
----------------------------------------------------------------------------------------------------------------------------
Ohio                                                  218   23,130,936       2.54     8.259        329     82.77        604
----------------------------------------------------------------------------------------------------------------------------
Maryland                                              121   20,987,675       2.31      7.93        324     80.36        609
----------------------------------------------------------------------------------------------------------------------------
Massachusetts                                          93   18,968,478       2.08     7.851        350      74.7        612
----------------------------------------------------------------------------------------------------------------------------
Arizona                                               142   17,662,527       1.94     7.747        343      81.2        622
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                          134   17,101,293       1.88     8.059        333     80.91        599
----------------------------------------------------------------------------------------------------------------------------
Colorado                                               82   15,640,500       1.72      7.73        345     84.11        613
----------------------------------------------------------------------------------------------------------------------------
Other                                               1,388  158,246,538      17.39     8.155        338     81.99        610
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 49

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16. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Occupancy                                         Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Primary                                             5,559  860,307,153      94.54     7.858        345     80.02        612
----------------------------------------------------------------------------------------------------------------------------
Investment                                            415   45,842,492       5.04     8.319        340     77.19        632
----------------------------------------------------------------------------------------------------------------------------
Second Home                                            22    3,811,038       0.42     8.307        354     75.74        604
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------

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17. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Property Type                                     Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                             5,017  756,305,460      83.11      7.88        344     79.85        610
----------------------------------------------------------------------------------------------------------------------------
2-4 Family                                            389   66,456,655        7.3      7.84        345      77.6        635
----------------------------------------------------------------------------------------------------------------------------
Condo                                                 326   45,450,532       4.99     8.034        349     80.89        616
----------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                              202   36,305,077       3.99     7.778        347     83.32        622
----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                   50    3,990,516       0.44     8.517        303     76.36        609
----------------------------------------------------------------------------------------------------------------------------
Townhouse                                              12    1,452,444       0.16      7.31        345     80.57        644
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------

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18. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Loan Purpose                                      Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                 3,613  560,386,646      61.58     7.809        341     78.66        604
----------------------------------------------------------------------------------------------------------------------------
Purchase                                            1,417  214,438,726      23.57     8.022        355     82.69        643
----------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                 966  135,135,311      14.85     7.969        343     80.36        605
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------

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19. Documentation Level

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Documentation Level                               Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
Full                                                4,259  614,631,254      67.54     7.866        343     80.83        603
----------------------------------------------------------------------------------------------------------------------------
No Income Verifier                                    787  131,410,793      14.44     8.042        354     76.44        622
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                  636  108,374,522      11.91     7.644        348     78.52        653
----------------------------------------------------------------------------------------------------------------------------
No Documentation                                      138   24,582,542        2.7     8.205        328     77.84        646
----------------------------------------------------------------------------------------------------------------------------
Light                                                 135   23,235,443       2.55     8.316        350     81.54        598
----------------------------------------------------------------------------------------------------------------------------
Alternative                                            41    7,726,129       0.85     7.544        349      81.3        627
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------

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20. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Credit Score                                      Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
NA                                                      7      654,597       0.07    10.433        356     71.67          0
----------------------------------------------------------------------------------------------------------------------------
500 - 524                                             420   56,741,684       6.24     8.695        353     74.34        514
----------------------------------------------------------------------------------------------------------------------------
525 - 549                                             665   92,358,566      10.15     8.445        348     75.63        537
----------------------------------------------------------------------------------------------------------------------------
550 - 574                                             804  116,633,896      12.82     8.478        345     79.69        562
----------------------------------------------------------------------------------------------------------------------------
575 - 599                                             754  113,444,836      12.47     8.056        344     79.83        587
----------------------------------------------------------------------------------------------------------------------------
600 - 624                                             921  140,941,194      15.49     7.772        343      81.4        613
----------------------------------------------------------------------------------------------------------------------------
625 - 649                                             938  153,008,850      16.81     7.606        344     82.28        637
----------------------------------------------------------------------------------------------------------------------------
650 - 674                                             692  107,559,326      11.82     7.416        342     80.79        661
----------------------------------------------------------------------------------------------------------------------------
675 - 699                                             362   57,693,875       6.34     7.333        343     81.49        685
----------------------------------------------------------------------------------------------------------------------------
700 - 724                                             204   32,642,020       3.59      7.28        339     79.84        711
----------------------------------------------------------------------------------------------------------------------------
725 - 749                                             126   21,118,112       2.32     7.172        345     80.18        736
----------------------------------------------------------------------------------------------------------------------------
750 - 774                                              72   12,313,862       1.35     7.073        345     77.36        761
----------------------------------------------------------------------------------------------------------------------------
775 - 799                                              27    4,101,969       0.45     7.005        348     74.64        785
----------------------------------------------------------------------------------------------------------------------------
800 +                                                   4      747,895       0.08     7.208        356     79.42        807
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 613

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21. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                        Pool by
                                                           Aggregate   Aggregate  Weighted   Weighted
                                                 Number     Cut-off     Cut-off    Average   Average   Weighted   Weighted
                                                   of         Date        Date      Gross   Remaining   Average   Average
                                                Mortgage   Principal   Principal  Interest     Term    Original     FICO
Prepayment Penalty Term                           Loans   Balance ($)   Balance   Rate (%)   (months)     LTV      Score
----------------------------------------------------------------------------------------------------------------------------
0                                                     870  118,586,515      13.03     8.259        340      77.6        611
----------------------------------------------------------------------------------------------------------------------------
6                                                       4      590,220       0.06     7.617        262     77.51        664
----------------------------------------------------------------------------------------------------------------------------
12                                                    232   45,526,122          5     7.615        336     77.06        623
----------------------------------------------------------------------------------------------------------------------------
18                                                      2      576,667       0.06     7.335        356     79.13        608
----------------------------------------------------------------------------------------------------------------------------
24                                                  1,561  261,459,055      28.73     7.874        356     80.71        602
----------------------------------------------------------------------------------------------------------------------------
30                                                      6    1,077,209       0.12     7.358        357     87.69        645
----------------------------------------------------------------------------------------------------------------------------
36                                                  2,806  419,074,914      46.05     7.833        345     80.05        618
----------------------------------------------------------------------------------------------------------------------------
42                                                      1      134,283       0.01       7.1        358     42.03        530
----------------------------------------------------------------------------------------------------------------------------
48                                                      6    1,033,203       0.11      7.77        349     83.75        588
----------------------------------------------------------------------------------------------------------------------------
60                                                    508   61,902,495        6.8     7.753        310     81.32        622
----------------------------------------------------------------------------------------------------------------------------
Total:                                              5,996  909,960,682        100     7.883        345     79.86        613
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 33

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


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain
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purchasers are referred. In the event of any such offering, this information
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offered thereby and any decision to invest in such securities should be made
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no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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Changes to the assumptions may have a material impact on any returns detailed.
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of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                    2003-HE1
                             Computational Materials
                                  GROUP in '1'


Selection Criteria: GROUP in '1'
Table of Contents

 1. Summary Statistics
 2. 2003-HE1 Originators
 3. Product Types
 4. Range of Gross Interest Rates (%)
 5. Range of Cut-off Date Principal Balances ($)
 6. Range of Stated Original Terms (months)
 7. Range of Stated Remaining Terms (months)
 8. Range of Original LTV Ratios (%)
 9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term



1. Summary Statistics

Number of Mortgage Loans: 2,854
Aggregate Principal Balance ($): 424,506,884
Weighted Average Current Mortgage Rate (%): 7.799
Non-Zero Weighted Average Margin (%): 6.245
Non-Zero Weighted Average Maximum Rate (%): 14.424
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 352
Weighted Average Original LTV (%): 79.04
% First Liens: 100.00
% Owner Occupied: 94.93
% Purchase: 25.29
% Full Doc: 65.08
Non-Zero Weighted Average Credit Score: 608

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2. 2003-HE1 Originators

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
2003-HE1 Originators                              Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Aames                                               1,651   245,307,805     57.79      7.743       352      78.18       603
----------------------------------------------------------------------------------------------------------------------------
Accredited                                            759   118,465,525     27.91      7.748       357      80.78       619
----------------------------------------------------------------------------------------------------------------------------
Provident                                             436    59,556,749     14.03      8.126       344      79.07       605
----------------------------------------------------------------------------------------------------------------------------
New Century                                             8     1,176,804      0.28      8.206       356      81.44       585
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------

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3. Product Types

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Product Types                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                         6       383,671      0.09      6.916       116       62.8       648
----------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                        52     5,473,637      1.29       7.01       176      68.01       622
----------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                                        21     2,911,272      0.69       7.06       236      70.34       621
----------------------------------------------------------------------------------------------------------------------------
Fixed - 25 Year                                         3       623,608      0.15      6.331       297      72.12       604
----------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                       324    52,412,427     12.35       6.89       356      72.91       617
----------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30                                        11     1,633,201      0.38      7.987       175      78.73       600
----------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                                           1       122,090      0.03        7.6       356         79       534
----------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                                1,463   219,037,039      51.6       7.94       356      79.73       601
----------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month                                  971   141,526,413     33.34      7.972       356       80.9       613
----------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month                                    2       383,525      0.09       7.11       355      84.76       637
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------

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4. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                 Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                          21     3,398,562       0.8      5.774       342      72.47       664
----------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                         656   110,672,186     26.07      6.712       348      75.62       633
----------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                         983   156,975,822     36.98      7.554       352      80.05       609
----------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                         771   106,935,595     25.19      8.489       355       81.2       594
----------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                         303    35,729,074      8.42       9.51       355      79.59       574
----------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                        93     8,599,440      2.03     10.417       354      80.22       561
----------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                                        22     1,771,732      0.42     11.381       356      70.35       553
----------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                                         5       424,473       0.1     12.411       356      70.73       536
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375
Maximum: 12.900
Weighted Average: 7.799

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5. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)      Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                              2        29,418      0.01      8.571       356      75.96       657
----------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                       101     4,252,855         1      9.066       333      73.27       605
----------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                       306    19,516,871       4.6      8.552       346      75.69       600
----------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000                                      385    33,975,339         8      8.124       351      78.09       603
----------------------------------------------------------------------------------------------------------------------------
100,001 - 125,000                                     422    47,650,581     11.22      7.983       351      78.82       607
----------------------------------------------------------------------------------------------------------------------------
125,001 - 150,000                                     375    51,055,428     12.03       7.94       352      79.89       610
----------------------------------------------------------------------------------------------------------------------------
150,001 - 175,000                                     351    56,665,977     13.35      7.734       350      79.18       607
----------------------------------------------------------------------------------------------------------------------------
175,001 - 200,000                                     262    49,247,648      11.6      7.576       351       78.2       608
----------------------------------------------------------------------------------------------------------------------------
200,001 - 225,000                                     231    49,161,694     11.58      7.564       353      79.75       608
----------------------------------------------------------------------------------------------------------------------------
225,001 - 250,000                                     141    33,542,588       7.9      7.574       355      80.42       604
----------------------------------------------------------------------------------------------------------------------------
250,001 - 275,000                                     107    28,076,212      6.61      7.614       356      80.23       606
----------------------------------------------------------------------------------------------------------------------------
275,001 - 300,000                                     105    30,240,159      7.12      7.696       355      78.64       609
----------------------------------------------------------------------------------------------------------------------------
300,001 - 325,000                                      54    16,811,695      3.96      7.538       356      79.55       618
----------------------------------------------------------------------------------------------------------------------------
325,001 - 350,000                                       5     1,675,757      0.39      7.846       357      79.96       656
----------------------------------------------------------------------------------------------------------------------------
350,001 - 375,000                                       5     1,806,956      0.43      7.698       357      80.59       626
----------------------------------------------------------------------------------------------------------------------------
375,001 - 400,000                                       1       386,196      0.09      7.875       357         90       687
----------------------------------------------------------------------------------------------------------------------------
400,001 - 425,000                                       1       411,510       0.1       6.55       358         85       618
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Minimum: 11,884
Maximum: 411,510
Average: 148,741

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6. Range of Stated Original Terms (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Range of Stated Original Terms (months)           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
120                                                     7       455,106      0.11          7       116      64.72       663
----------------------------------------------------------------------------------------------------------------------------
180                                                    66     7,443,543      1.75      7.241       176      70.39       615
----------------------------------------------------------------------------------------------------------------------------
240                                                    23     3,077,808      0.73      7.109       236      70.52       616
----------------------------------------------------------------------------------------------------------------------------
300                                                     3       623,608      0.15      6.331       297      72.12       604
----------------------------------------------------------------------------------------------------------------------------
360                                                 2,755   412,906,818     97.27      7.817       356      79.28       607
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356

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7. Range of Stated Remaining Terms (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)          Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
109 - 120                                               7       455,106      0.11          7       116      64.72       663
----------------------------------------------------------------------------------------------------------------------------
169 - 180                                              66     7,443,543      1.75      7.241       176      70.39       615
----------------------------------------------------------------------------------------------------------------------------
229 - 240                                              23     3,077,808      0.73      7.109       236      70.52       616
----------------------------------------------------------------------------------------------------------------------------
289 - 300                                               3       623,608      0.15      6.331       297      72.12       604
----------------------------------------------------------------------------------------------------------------------------
337 - 348                                               1       209,656      0.05       6.99       345         80       640
----------------------------------------------------------------------------------------------------------------------------
349 - 360                                           2,754   412,697,162     97.22      7.818       356      79.28       607
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 358
Weighted Average: 352

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8. Range of Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Range of Original LTV Ratios (%)                  Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                           2       116,058      0.03      8.421       176      19.91       652
----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                           2       151,651      0.04      7.457       357      22.77       589
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                           2       114,404      0.03      9.054       263      26.47       551
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                           8       883,734      0.21      8.158       332      32.98       595
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                          18     1,860,284      0.44      7.914       322      37.72       591
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                          23     2,440,287      0.57      7.355       321      42.85       608
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                          43     5,307,942      1.25      7.599       349      48.15       603
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                          39     5,449,655      1.28      7.516       352      52.62       604
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                          63     9,906,470      2.33      7.268       342      57.95       604
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                          94    12,302,920       2.9      7.638       343      62.97       583
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                         198    29,971,121      7.06      7.884       348       68.8       584
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                         306    45,060,446     10.61      7.777       351      73.89       583
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                       1,110   162,919,203     38.38      7.689       354      79.64       622
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                         346    54,477,134     12.83      7.816       354      84.42       601
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                         469    74,174,452     17.47      7.996       354      89.63       609
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                         131    19,371,123      4.56      8.381       356      94.75       621
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Minimum: 19.87
Maximum: 95.00
Weighted Average: 79.04

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9. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                        Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      417    63,437,817     14.94      6.931       328      72.45       618
----------------------------------------------------------------------------------------------------------------------------
<= 3.500                                               26     4,568,973      1.08      6.753       356      77.11       649
----------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                          32     5,138,675      1.21      7.007       356      78.62       639
----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                          49     7,716,006      1.82      7.247       356      80.19       637
----------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                          88    14,343,064      3.38      7.265       356      79.75       627
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                         170    26,061,733      6.14      7.362       357      81.76       633
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                         647    96,201,522     22.66       7.62       356       77.9       628
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                         407    62,175,200     14.65      7.817       356      80.75       601
----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                         698   101,293,858     23.86      8.287       356      82.53       586
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                         134    18,907,989      4.45      8.637       357      81.47       584
----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                         125    17,351,523      4.09       9.16       357      77.93       564
----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                          46     5,924,797       1.4      9.811       357       71.3       567
----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                           9       881,036      0.21      9.662       356      87.88       576
----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                           2       227,017      0.05      9.179       358      82.22       574
----------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                          3       246,585      0.06      10.14       355      72.82       534
----------------------------------------------------------------------------------------------------------------------------
>10.000                                                 1        31,089      0.01      11.99       356         75       622
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.125
Maximum: 10.490
Non-Zero Weighted Average: 6.245

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10. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      417    63,437,817     14.94      6.931       328      72.45       618
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           3       605,666      0.14      5.458       355      77.64       674
----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          20     3,149,364      0.74      6.057       356         76       677
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                          94    17,097,459      4.03      6.365       354      76.21       651
----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                         324    55,148,797     12.99      6.872       357      78.71       634
----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                         384    65,659,185     15.47      7.362       356      80.52       620
----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                         464    73,041,909     17.21      7.836       356      81.18       597
----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                         389    55,493,295     13.07      8.307       356      81.75       599
----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                         348    45,639,554     10.75      8.792       357      80.78       587
----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                         149    18,189,791      4.28      9.295       355      80.34       579
----------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                        152    17,131,742      4.04      9.793       356      78.56       565
----------------------------------------------------------------------------------------------------------------------------
10.001 -10.500                                         44     4,397,930      1.04      10.24       356      81.54       565
----------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                                        41     3,489,105      0.82     10.767       356      80.54       562
----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                                        11       946,703      0.22       11.2       356      71.31       552
----------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                                        10       704,050      0.17      11.76       356      62.78       547
----------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                         3       341,847      0.08     12.425       356      76.46       541
----------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                         1        32,669      0.01       12.9       356      38.47       517
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.375
Maximum: 12.900
Non-Zero Weighted Average: 7.950

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11. Range of Maximum Loan Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Range of Maximum Loan Rates (%)                   Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      417    63,437,817     14.95      6.931       328      72.45       618
----------------------------------------------------------------------------------------------------------------------------
<= 12.500                                              78    13,609,867      3.21      6.214       353      76.14       654
----------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                       148    26,094,769      6.15      6.864       356      77.28       612
----------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                                       221    39,510,696      9.31      7.181       356      79.29       614
----------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                                       405    66,214,295      15.6      7.409       356      80.34       616
----------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500                                       419    63,885,080     15.05      7.819       357      81.12       621
----------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                                       422    59,793,100     14.09      8.211       357      81.39       604
----------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500                                       252    34,492,330      8.13      8.601       356      81.87       590
----------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000                                       260    32,533,626      7.67       9.14       356      80.51       574
----------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500                                        99    11,448,330       2.7      9.589       356      81.38       570
----------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000                                        90     9,543,714      2.25     10.103       356      77.51       559
----------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                                        22     2,060,722      0.49     10.687       357      73.72       552
----------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000                                        13     1,092,025      0.26     11.372       356      71.43       549
----------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                                         3       341,847      0.08     12.425       356      76.46       541
----------------------------------------------------------------------------------------------------------------------------
18.501 - 19.000                                         2        73,877      0.02     11.776       355      57.78       561
----------------------------------------------------------------------------------------------------------------------------
19.501 - 20.000                                         1        32,669      0.01       12.9       356      38.47       517
----------------------------------------------------------------------------------------------------------------------------
20.501 - 21.000                                         1       199,002      0.05          7       354      66.67       630
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,853   424,363,766       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.000
Maximum: 22.070
Non-Zero Weighted Average: 14.424

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12. Initial Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                          Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      417    63,437,817     14.94      6.931       328      72.45       618
----------------------------------------------------------------------------------------------------------------------------
1                                                       3       487,235      0.11      7.858       356      78.47       606
----------------------------------------------------------------------------------------------------------------------------
1.5                                                   764   119,161,377     28.07      7.756       357      80.84       618
----------------------------------------------------------------------------------------------------------------------------
3                                                   1,668   241,077,598     56.79      8.049       356       79.9       600
----------------------------------------------------------------------------------------------------------------------------
???                                                     2       342,857      0.08      7.696       355      67.77       604
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.500
Non-Zero Weighted Average: 2.502

                      Top



13. Subsequent Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                       Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      417    63,437,817     14.94      6.931       328      72.45       618
----------------------------------------------------------------------------------------------------------------------------
1                                                   1,672   241,761,280     56.95      8.047       356      79.87       600
----------------------------------------------------------------------------------------------------------------------------
1.5                                                   764   119,161,377     28.07      7.756       357      80.84       618
----------------------------------------------------------------------------------------------------------------------------
3                                                       1       146,409      0.03       8.95       350         95       646
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.166

                      Top



14. Next Rate Adjustment Dates

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                        Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Aug-04                                                  1       146,409      0.04       8.95       350         95       646
----------------------------------------------------------------------------------------------------------------------------
Sep-04                                                  1        80,132      0.02      10.92       351         80       536
----------------------------------------------------------------------------------------------------------------------------
Oct-04                                                  3       512,994      0.14       8.55       352      78.45       600
----------------------------------------------------------------------------------------------------------------------------
Nov-04                                                  7     1,022,768      0.28      8.117       353      79.06       569
----------------------------------------------------------------------------------------------------------------------------
Dec-04                                                 33     4,271,382      1.18      8.063       354      78.66       602
----------------------------------------------------------------------------------------------------------------------------
Jan-05                                                195    29,629,076      8.21      7.965       355      80.86       595
----------------------------------------------------------------------------------------------------------------------------
Feb-05                                                547    82,557,540     22.87      7.942       356      80.01       604
----------------------------------------------------------------------------------------------------------------------------
Mar-05                                                558    83,583,995     23.16      7.905       357      79.36       600
----------------------------------------------------------------------------------------------------------------------------
Apr-05                                                121    17,848,416      4.94      7.961       358      78.79       608
----------------------------------------------------------------------------------------------------------------------------
Jul-05                                                  2       166,960      0.05      9.234       349      79.25       572
----------------------------------------------------------------------------------------------------------------------------
Aug-05                                                  1        42,158      0.01       8.95       350         80       655
----------------------------------------------------------------------------------------------------------------------------
Oct-05                                                  1        66,096      0.02        7.5       352         95       665
----------------------------------------------------------------------------------------------------------------------------
Nov-05                                                  4       501,192      0.14      7.269       353      66.17       638
----------------------------------------------------------------------------------------------------------------------------
Dec-05                                                 13     2,117,933      0.59      7.991       354      81.54       600
----------------------------------------------------------------------------------------------------------------------------
Jan-06                                                 35     3,957,400       1.1          8       355      78.11       583
----------------------------------------------------------------------------------------------------------------------------
Feb-06                                                312    45,446,820     12.59      8.096       356      81.41       612
----------------------------------------------------------------------------------------------------------------------------
Mar-06                                                400    58,238,161     16.13      8.009       356      80.79       615
----------------------------------------------------------------------------------------------------------------------------
Apr-06                                                202    30,780,037      8.53      7.724       358      80.89       614
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,436   360,969,468       100      7.952       356       80.2       606
----------------------------------------------------------------------------------------------------------------------------

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15. Geographic Distribution of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties   Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
California                                            760   145,165,102      34.2      7.413       354      77.45       612
----------------------------------------------------------------------------------------------------------------------------
Florida                                               334    41,955,717      9.88      8.286       355      80.49       606
----------------------------------------------------------------------------------------------------------------------------
New York                                              104    20,813,884       4.9      7.674       349      73.32       601
----------------------------------------------------------------------------------------------------------------------------
Texas                                                 174    20,209,885      4.76      8.215       345      77.71       611
----------------------------------------------------------------------------------------------------------------------------
Washington                                            114    17,575,077      4.14      7.587       356      80.92       610
----------------------------------------------------------------------------------------------------------------------------
New Jersey                                             80    14,544,020      3.43      7.724       349      77.18       610
----------------------------------------------------------------------------------------------------------------------------
Michigan                                              115    12,587,564      2.97      8.529       352       80.4       590
----------------------------------------------------------------------------------------------------------------------------
Illinois                                               84    11,336,693      2.67      8.229       356      79.68       601
----------------------------------------------------------------------------------------------------------------------------
Ohio                                                   96    10,355,873      2.44      8.094       356      83.21       599
----------------------------------------------------------------------------------------------------------------------------
Arizona                                                71     9,254,723      2.18      7.744       351      81.49       619
----------------------------------------------------------------------------------------------------------------------------
Colorado                                               54     9,032,279      2.13      7.687       352      83.45       614
----------------------------------------------------------------------------------------------------------------------------
Maryland                                               58     8,975,130      2.11      7.896       346       79.7       604
----------------------------------------------------------------------------------------------------------------------------
Minnesota                                              54     8,632,291      2.03      7.987       353      81.61       605
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                           58     8,066,246       1.9       7.89       343      80.63       584
----------------------------------------------------------------------------------------------------------------------------
Virginia                                               53     7,905,284      1.86      7.781       356      82.34       608
----------------------------------------------------------------------------------------------------------------------------
Other                                                 645    78,097,116      18.4      8.004       349      80.47       607
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 47

                      Top



16. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Occupancy                                         Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Primary                                             2,666   402,995,088     94.93       7.77       352      78.98       607
----------------------------------------------------------------------------------------------------------------------------
Investment                                            174    19,060,219      4.49      8.307       351      80.07       628
----------------------------------------------------------------------------------------------------------------------------
Second Home                                            14     2,451,577      0.58      8.601       352      80.11       593
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------

                      Top



17. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Property Type                                     Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                             2,393   352,006,045     82.92        7.8       352         79       605
----------------------------------------------------------------------------------------------------------------------------
2-4 Family                                            168    29,186,999      6.88      7.794       355      77.73       624
----------------------------------------------------------------------------------------------------------------------------
Condo                                                 175    25,123,207      5.92       7.89       354       79.3       617
----------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                               96    16,239,690      3.83      7.626       354      82.12       625
----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                   19     1,586,747      0.37      8.199       326      75.02       606
----------------------------------------------------------------------------------------------------------------------------
Townhouse                                               3       364,195      0.09      6.911       357      78.92       675
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------

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18. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Loan Purpose                                      Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                 1,759   267,425,394        63      7.722       350      77.44       597
----------------------------------------------------------------------------------------------------------------------------
Purchase                                              745   107,351,772     25.29      7.939       357      82.27       639
----------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                 350    49,729,717     11.71      7.913       352      80.65       597
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------

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19. Documentation Level

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Documentation Level                               Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Full                                                1,925   276,279,866     65.08      7.751       350      79.52       596
----------------------------------------------------------------------------------------------------------------------------
No Income Verifier                                    431    66,479,802     15.66      8.023       355      76.46       618
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                  353    59,157,016     13.94      7.619       357      79.38       650
----------------------------------------------------------------------------------------------------------------------------
Light                                                  65     9,896,619      2.33      8.329       354      82.07       586
----------------------------------------------------------------------------------------------------------------------------
No Documentation                                       60     9,171,252      2.16      8.312       353      76.18       628
----------------------------------------------------------------------------------------------------------------------------
Alternative                                            20     3,522,330      0.83      7.556       357      82.77       619
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------

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20. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Credit Score                                      Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
500 - 524                                             126    16,867,843      3.97      8.437       355      74.39       515
----------------------------------------------------------------------------------------------------------------------------
525 - 549                                             350    51,277,169     12.08       8.26       356      75.95       537
----------------------------------------------------------------------------------------------------------------------------
550 - 574                                             431    63,981,023     15.07      8.422       353      80.05       562
----------------------------------------------------------------------------------------------------------------------------
575 - 599                                             392    58,170,644      13.7      7.981       351      78.42       587
----------------------------------------------------------------------------------------------------------------------------
600 - 624                                             434    63,811,576     15.03      7.603       351      80.28       612
----------------------------------------------------------------------------------------------------------------------------
625 - 649                                             509    77,944,484     18.36      7.453       348      79.73       637
----------------------------------------------------------------------------------------------------------------------------
650 - 674                                             344    49,463,550     11.65      7.323       350       78.9       660
----------------------------------------------------------------------------------------------------------------------------
675 - 699                                             147    22,980,284      5.41      7.355       356      81.37       686
----------------------------------------------------------------------------------------------------------------------------
700 - 724                                              72    11,905,800       2.8      7.298       357      81.54       711
----------------------------------------------------------------------------------------------------------------------------
725 - 749                                              41     6,801,088       1.6       7.19       354      80.55       736
----------------------------------------------------------------------------------------------------------------------------
750 - 774                                               6       923,872      0.22      6.539       356       66.7       759
----------------------------------------------------------------------------------------------------------------------------
775 - 799                                               1       261,767      0.06      6.375       357         75       793
----------------------------------------------------------------------------------------------------------------------------
800 +                                                   1       117,783      0.03        8.5       357         80       801
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 801
Non-Zero Weighted Average: 608

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21. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                        Mortgage
                                                                         Pool by
                                                            Aggregate   Aggregate  Weighted  Weighted
                                                 Number      Cut-off     Cut-off   Average    Average   Weighted  Weighted
                                                   of         Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal   Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                           Loans    Balance ($)   Balance   Rate (%)  (months)     LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0                                                     337    47,803,466     11.26      8.103       345      76.51       606
----------------------------------------------------------------------------------------------------------------------------
6                                                       2       225,545      0.05      7.862       358      78.16       678
----------------------------------------------------------------------------------------------------------------------------
12                                                     73    13,358,733      3.15      7.282       342      74.33       617
----------------------------------------------------------------------------------------------------------------------------
18                                                      1       138,165      0.03      8.875       357         80       596
----------------------------------------------------------------------------------------------------------------------------
24                                                  1,039   160,273,210     37.76       7.82       356       79.8       600
----------------------------------------------------------------------------------------------------------------------------
30                                                      5       895,699      0.21      7.532       357      87.23       635
----------------------------------------------------------------------------------------------------------------------------
36                                                  1,397   201,812,065     47.54      7.746       351      79.31       613
----------------------------------------------------------------------------------------------------------------------------
Total:                                              2,854   424,506,884       100      7.799       352      79.04       608
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 30

                      Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a
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Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
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of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To
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issued by Morgan Stanley, approved by Morgan Stanley International Limited, a
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                MORGAN STANLEY
                   2003-HE1
            Computational Materials
                 GROUP in '2'


Selection Criteria: GROUP in '2'
Table of Contents

 1. Summary Statistics
 2. 2003-HE1 Originators
 3. Product Types
 4. Range of Gross Interest Rates (%)
 5. Range of Cut-off Date Principal Balances ($)
 6. Range of Stated Original Terms (months)
 7. Range of Stated Remaining Terms (months)
 8. Range of Original LTV Ratios (%)
 9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term



1. Summary Statistics

Number of Mortgage Loans: 3,142
Aggregate Principal Balance ($): 485,453,799
Weighted Average Current Mortgage Rate (%): 7.956
Non-Zero Weighted Average Margin (%): 6.173
Non-Zero Weighted Average Maximum Rate (%): 14.540
Weighted Average Stated Original Term (months): 342
Weighted Average Stated Remaining Term (months): 338
Weighted Average Original LTV (%): 80.58
% First Liens: 100.00
% Owner Occupied: 94.20
% Purchase: 22.06
% Full Doc: 69.70
Non-Zero Weighted Average Credit Score: 618

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2. 2003-HE1 Originators

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
2003-HE1 Originators                              Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Aames                                               1,561    246,514,900     50.78       7.99       348      79.35       611
-----------------------------------------------------------------------------------------------------------------------------
Accredited                                            984    153,775,155     31.68      7.706       330      81.37       625
-----------------------------------------------------------------------------------------------------------------------------
Provident                                             595     84,916,692     17.49      8.309       325      82.74       623
-----------------------------------------------------------------------------------------------------------------------------
New Century                                             2        247,052      0.05      8.571       356      81.37       535
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------

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3. Product Types

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Product Types                                     Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                        14        783,625      0.16       7.76       116      58.47       620
-----------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                       191     17,482,588       3.6      7.811       176      73.56       629
-----------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                                        91     11,274,192      2.32      7.782       236      79.23       633
-----------------------------------------------------------------------------------------------------------------------------
Fixed - 25 Year                                         3        442,467      0.09      7.383       296      69.79       694
-----------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                     1,326    189,577,657     39.05      7.835       356       79.8       629
-----------------------------------------------------------------------------------------------------------------------------
Balloon - 15/20                                         1        192,982      0.04      7.499       176         80       696
-----------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30                                       170     22,142,364      4.56      8.093       176      81.76       616
-----------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                                           1         43,710      0.01       10.1       356         73       514
-----------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                                  822    152,804,176     31.48      8.121       356      81.87       605
-----------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month                                  513     89,347,259      18.4       7.96       357      81.58       612
-----------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month                                   10      1,362,779      0.28      7.391       356      78.18       586
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------

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4. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Range of Gross Interest Rates (%)                 Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                          27      5,742,172      1.18      5.812       335      73.48       715
-----------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                         429     92,780,671     19.11      6.701       338      77.97       661
-----------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                       1,119    191,655,169     39.48      7.611       339      81.06       627
-----------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                         871    127,032,578     26.17      8.485       337      82.15       592
-----------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                         465     48,843,642     10.06       9.48       339      81.15       576
-----------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                       172     15,164,727      3.12     10.454       341      80.61       560
-----------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                                        46      3,377,719       0.7     11.341       340      74.12       548
-----------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                                        11        775,316      0.16     12.335       356      64.17       548
-----------------------------------------------------------------------------------------------------------------------------
13.000 - 13.999                                         2         81,805      0.02     13.386       355         65       509
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.300
Maximum: 13.500
Weighted Average: 7.956

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5. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Range of Cut-off Date Principal Balances ($)      Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                              7        147,934      0.03       8.91       192       49.8       621
-----------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                       240      9,742,766      2.01      9.439       312      72.26       596
-----------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                       481     30,121,377       6.2      8.727       313      77.37       604
-----------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000                                      477     41,876,467      8.63      8.376       326      80.48       606
-----------------------------------------------------------------------------------------------------------------------------
100,001 - 125,000                                     400     44,916,842      9.25      8.263       333      80.51       607
-----------------------------------------------------------------------------------------------------------------------------
125,001 - 150,000                                     358     49,257,135     10.15      8.095       335       82.1       620
-----------------------------------------------------------------------------------------------------------------------------
150,001 - 175,000                                     258     41,707,660      8.59      7.926       335      80.44       619
-----------------------------------------------------------------------------------------------------------------------------
175,001 - 200,000                                     183     34,352,279      7.08      7.919       339      81.55       615
-----------------------------------------------------------------------------------------------------------------------------
200,001 - 225,000                                     115     24,517,402      5.05      7.724       350      79.96       622
-----------------------------------------------------------------------------------------------------------------------------
225,001 - 250,000                                     125     29,755,284      6.13      7.715       350      81.76       630
-----------------------------------------------------------------------------------------------------------------------------
250,001 - 275,000                                      76     19,878,152      4.09      7.708       351       82.9       637
-----------------------------------------------------------------------------------------------------------------------------
275,001 - 300,000                                      46     13,132,069      2.71      7.938       346      83.25       623
-----------------------------------------------------------------------------------------------------------------------------
300,001 - 325,000                                      46     14,478,970      2.98      7.742       342      82.51       629
-----------------------------------------------------------------------------------------------------------------------------
325,001 - 350,000                                      86     28,973,022      5.97      7.468       345      81.22       634
-----------------------------------------------------------------------------------------------------------------------------
350,001 - 375,000                                      67     24,240,578      4.99      7.314       353      80.42       637
-----------------------------------------------------------------------------------------------------------------------------
375,001 - 400,000                                      57     22,154,616      4.56      7.649       345      83.55       614
-----------------------------------------------------------------------------------------------------------------------------
400,001 - 425,000                                      29     12,006,485      2.47      7.508       352      81.83       629
-----------------------------------------------------------------------------------------------------------------------------
425,001 - 450,000                                      26     11,443,994      2.36      7.613       349      82.41       628
-----------------------------------------------------------------------------------------------------------------------------
450,001 - 475,000                                      16      7,443,006      1.53      7.574       357      76.63       584
-----------------------------------------------------------------------------------------------------------------------------
475,001 - 500,000                                      36     17,723,432      3.65      7.669       331      76.18       597
-----------------------------------------------------------------------------------------------------------------------------
500,001 - 750,000                                      13      7,584,329      1.56      8.147       340      74.02       607
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 14,816
Maximum: 747,561
Average: 154,505

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6. Range of Stated Original Terms (months)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Range of Stated Original Terms (months)           Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
120                                                    14        783,625      0.16       7.76       116      58.47       620
-----------------------------------------------------------------------------------------------------------------------------
180                                                   363     39,879,982      8.21      7.969       176      78.15       622
-----------------------------------------------------------------------------------------------------------------------------
240                                                    91     11,274,192      2.32      7.782       236      79.23       633
-----------------------------------------------------------------------------------------------------------------------------
300                                                     3        442,467      0.09      7.383       296      69.79       694
-----------------------------------------------------------------------------------------------------------------------------
360                                                 2,671    433,073,533     89.21       7.96       356      80.89       617
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 342

                      Top



7. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Range of Stated Remaining Terms (months)          Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
109 - 120                                              14        783,625      0.16       7.76       116      58.47       620
-----------------------------------------------------------------------------------------------------------------------------
157 - 168                                               1         59,968      0.01      11.17       168         85       619
-----------------------------------------------------------------------------------------------------------------------------
169 - 180                                             362     39,820,014       8.2      7.964       176      78.14       622
-----------------------------------------------------------------------------------------------------------------------------
217 - 228                                               1         59,258      0.01       9.25       228         80       606
-----------------------------------------------------------------------------------------------------------------------------
229 - 240                                              90     11,214,934      2.31      7.774       236      79.22       633
-----------------------------------------------------------------------------------------------------------------------------
289 - 300                                               3        442,467      0.09      7.383       296      69.79       694
-----------------------------------------------------------------------------------------------------------------------------
337 - 348                                               1        143,194      0.03        8.5       348      91.97       630
-----------------------------------------------------------------------------------------------------------------------------
349 - 360                                           2,670    432,930,339     89.18       7.96       356      80.89       617
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 358
Weighted Average: 338

                      Top



8. Range of Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Range of Original LTV Ratios (%)                  Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
<= 10.00                                                1         24,326      0.01        8.5       115       9.62       572
-----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                           2        104,705      0.02      7.978       356       13.8       671
-----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                           3        118,170      0.02      8.109       317      18.29       610
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                           5        483,947       0.1      7.448       260      22.19       621
-----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                           6        281,053      0.06      8.434       304      28.18       660
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                           9        919,586      0.19       8.44       322      33.13       579
-----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                          18      1,490,955      0.31      7.849       310      38.36       608
-----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                          31      3,128,842      0.64      8.105       314      42.11       614
-----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                          39      4,428,114      0.91      7.759       320      48.44       592
-----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                          49      7,119,665      1.47      7.665       318      53.14       601
-----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                          70      9,636,715      1.99      7.515       329      57.69       632
-----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                         112     17,430,459      3.59      7.929       331      63.07       597
-----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                         192     26,145,853      5.39      8.136       329      68.56       596
-----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                         333     47,752,411      9.84      8.052       334      73.95       597
-----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                       1,012    160,529,503     33.07      7.831       345      79.57       622
-----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                         382     60,843,362     12.53      8.003       340      84.37       611
-----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                         475     81,326,644     16.75      7.942       333       89.4       620
-----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                         241     41,098,307      8.47      8.112       339      94.42       640
-----------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                        162     22,591,183      4.65      8.383       347      99.54       646
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 9.62
Maximum: 100.00
Weighted Average: 80.58

                      Top



9. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Range of Gross Margins (%)                        Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    1,796    241,895,875     49.83      7.853       320      79.42       628
-----------------------------------------------------------------------------------------------------------------------------
<= 3.500                                                8      1,556,165      0.32      7.176       356      81.77       627
-----------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                           8      1,800,075      0.37      7.194       356      84.06       620
-----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                          51     10,802,530      2.23      7.437       356      85.11       637
-----------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                          70     15,512,729       3.2       7.59       356      83.91       626
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                          95     22,405,020      4.62      7.616       356      83.21       621
-----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                         317     64,101,756      13.2      7.572       356      79.91       638
-----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                         190     33,414,707      6.88      7.934       356      81.83       604
-----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                         417     68,257,428     14.06      8.464       356      83.64       585
-----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                          51      6,512,519      1.34      8.785       356      83.68       575
-----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                          79     11,249,061      2.32      9.215       356       76.5       548
-----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                          44      6,239,867      1.29     10.165       357      70.38       550
-----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                           9      1,181,400      0.24      9.988       357      79.32       540
-----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                           3        180,416      0.04     10.073       357      76.22       564
-----------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                          3        304,307      0.06     10.846       356      77.92       546
-----------------------------------------------------------------------------------------------------------------------------
>10.000                                                 1         39,945      0.01      11.25       356         80       588
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.800
Maximum: 10.250
Non-Zero Weighted Average: 6.173

                      Top



10. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Range of Minimum Mortgage Rates (%)               Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    1,796    241,895,875     49.83      7.853       320      79.42       628
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           1        330,704      0.07        5.5       357         80       713
-----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                           7      1,819,749      0.37      5.939       356      79.48       675
-----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                          38     11,132,219      2.29      6.306       357      80.76       655
-----------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                         103     27,371,305      5.64       6.88       357      80.92       642
-----------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                         155     34,245,784      7.05      7.343       356      81.41       630
-----------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                         341     65,265,960     13.44      7.821       356      82.46       619
-----------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                         196     38,130,599      7.85      8.286       356      81.74       589
-----------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                         188     29,089,076      5.99      8.767       356       83.1       578
-----------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                                          98     12,680,524      2.61      9.249       356       82.7       569
-----------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                         92     11,912,458      2.45      9.814       355      80.35       562
-----------------------------------------------------------------------------------------------------------------------------
10.001 -10.500                                         47      5,362,575       1.1     10.332       356      82.97       560
-----------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                                        41      3,433,458      0.71     10.748       356      79.63       566
-----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                                        22      1,626,255      0.33     11.214       356      73.87       547
-----------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                                         8        493,978       0.1     11.625       356      69.32       525
-----------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                         4        427,368      0.09     12.145       357       68.3       544
-----------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                         4        200,857      0.04      12.69       355      52.59       552
-----------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                                         1         35,056      0.01       13.5       354         65       500
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.500
Maximum: 13.500
Non-Zero Weighted Average: 8.058

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11. Range of Maximum Loan Rates (%)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Range of Maximum Loan Rates (%)                   Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    1,796    241,895,875     49.83      7.853       320      79.42       628
-----------------------------------------------------------------------------------------------------------------------------
<= 12.500                                              31      8,776,000      1.81       6.24       356      79.57       657
-----------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                        36      9,874,708      2.03       6.86       356      79.76       638
-----------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                                        84     20,094,862      4.14      7.109       356      80.17       624
-----------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                                       230     48,471,883      9.98      7.479       356      81.21       623
-----------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500                                       195     39,680,398      8.17      7.853       356      82.05       614
-----------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                                       281     49,906,749     10.28      8.105       356      82.87       611
-----------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500                                       156     25,687,718      5.29      8.616       356      81.77       578
-----------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000                                       141     20,727,979      4.27      9.113       355      83.83       572
-----------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500                                        59      7,856,391      1.62      9.793       356      85.86       580
-----------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000                                        63      7,262,163       1.5     10.166       356      80.03       573
-----------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                                        34      2,757,238      0.57     10.747       356      76.88       550
-----------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000                                        22      1,498,165      0.31     11.045       356      75.87       553
-----------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                                         9        727,757      0.15     11.769       356      71.07       543
-----------------------------------------------------------------------------------------------------------------------------
18.501 - 19.000                                         3        159,657      0.03     12.613       356       48.1       562
-----------------------------------------------------------------------------------------------------------------------------
19.001 - 19.500                                         1         35,056      0.01       13.5       354         65       500
-----------------------------------------------------------------------------------------------------------------------------
19.501 - 20.000                                         1         41,200      0.01      12.99       350         70       521
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.050
Maximum: 19.990
Non-Zero Weighted Average: 14.540

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12. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Initial Periodic Cap (%)                          Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    1,796    241,895,875     49.83      7.853       320      79.42       628
-----------------------------------------------------------------------------------------------------------------------------
1                                                       5        877,827      0.18      6.929       357      77.96       589
-----------------------------------------------------------------------------------------------------------------------------
1.5                                                   361     72,259,185     14.88      7.671       357      81.53       622
-----------------------------------------------------------------------------------------------------------------------------
2                                                       1        129,647      0.03       9.99       354        100       633
-----------------------------------------------------------------------------------------------------------------------------
3                                                     974    169,806,313     34.98      8.227       356      81.85       601
-----------------------------------------------------------------------------------------------------------------------------
???                                                     5        484,952       0.1      8.226       356      78.59       581
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.551

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13. Subsequent Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Subsequent Periodic Cap (%)                       Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    1,796    241,895,875     49.83      7.853       320      79.42       628
-----------------------------------------------------------------------------------------------------------------------------
1                                                     984    170,975,978     35.22      8.222       356      81.82       601
-----------------------------------------------------------------------------------------------------------------------------
1.5                                                   362     72,581,947     14.95      7.674       357      81.57       622
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.149

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14. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Next Rate Adjustment Dates                        Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Aug-03                                                  1         65,878      0.03       9.85       356         75         0
-----------------------------------------------------------------------------------------------------------------------------
Jul-04                                                  1         41,200      0.02      12.99       350         70       521
-----------------------------------------------------------------------------------------------------------------------------
Sep-04                                                  2        146,579      0.06      8.453       351      91.98       654
-----------------------------------------------------------------------------------------------------------------------------
Nov-04                                                 14      2,754,540      1.14      8.543       353      83.76       584
-----------------------------------------------------------------------------------------------------------------------------
Dec-04                                                 42      7,941,688      3.28      8.202       353      82.71       593
-----------------------------------------------------------------------------------------------------------------------------
Jan-05                                                194     33,002,455     13.63      8.211       355      82.01       605
-----------------------------------------------------------------------------------------------------------------------------
Feb-05                                                357     62,618,916     25.85      8.068       356       82.4       608
-----------------------------------------------------------------------------------------------------------------------------
Mar-05                                                185     39,567,766     16.34      8.195       357      81.24       600
-----------------------------------------------------------------------------------------------------------------------------
Apr-05                                                 27      6,708,865      2.77      7.433       358      78.01       626
-----------------------------------------------------------------------------------------------------------------------------
Jul-05                                                  1        146,724      0.06       7.75       349         80       675
-----------------------------------------------------------------------------------------------------------------------------
Aug-05                                                  1        361,727      0.15       7.25       350         85       667
-----------------------------------------------------------------------------------------------------------------------------
Oct-05                                                  1         82,429      0.03      8.999       352         90       561
-----------------------------------------------------------------------------------------------------------------------------
Nov-05                                                  1        110,363      0.05       8.43       353      62.36       510
-----------------------------------------------------------------------------------------------------------------------------
Dec-05                                                  5        496,510      0.21      8.182       354      85.51       619
-----------------------------------------------------------------------------------------------------------------------------
Jan-06                                                 46      7,554,993      3.12      8.321       355      78.28       574
-----------------------------------------------------------------------------------------------------------------------------
Feb-06                                                230     38,384,144     15.85      7.977       356      81.36       614
-----------------------------------------------------------------------------------------------------------------------------
Mar-06                                                126     22,463,050      9.27      7.957       357      82.52       607
-----------------------------------------------------------------------------------------------------------------------------
Apr-06                                                102     19,747,320      8.15      7.796       358      82.14       626
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              1,336    242,195,145       100      8.062       356      81.76       608
-----------------------------------------------------------------------------------------------------------------------------

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15. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Geographic Distribution of Mortgaged Properties   Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
California                                            713    160,296,859     33.02      7.495       348      79.94       627
-----------------------------------------------------------------------------------------------------------------------------
Florida                                               381     49,292,513     10.15      8.353       349      81.15       609
-----------------------------------------------------------------------------------------------------------------------------
New York                                              187     36,262,903      7.47      7.875       339      77.06       626
-----------------------------------------------------------------------------------------------------------------------------
Texas                                                 289     29,278,350      6.03      8.571       333      77.97       599
-----------------------------------------------------------------------------------------------------------------------------
Virginia                                               88     16,064,222      3.31      7.964       334      83.74       604
-----------------------------------------------------------------------------------------------------------------------------
New Jersey                                             71     14,987,872      3.09      7.952       327       77.8       613
-----------------------------------------------------------------------------------------------------------------------------
Illinois                                               90     13,642,785      2.81      8.423       323      81.13       610
-----------------------------------------------------------------------------------------------------------------------------
Washington                                             79     13,642,066      2.81      7.661       345      83.56       631
-----------------------------------------------------------------------------------------------------------------------------
Ohio                                                  122     12,775,063      2.63      8.392       307      82.41       608
-----------------------------------------------------------------------------------------------------------------------------
Michigan                                              102     12,661,940      2.61      8.464       341       84.3       602
-----------------------------------------------------------------------------------------------------------------------------
Maryland                                               63     12,012,546      2.47      7.955       308      80.85       613
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts                                          50     11,177,707       2.3      8.006       346      75.52       618
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                           76      9,035,046      1.86      8.209       323      81.15       612
-----------------------------------------------------------------------------------------------------------------------------
Tennessee                                              93      8,957,032      1.85      8.321       318      84.39       618
-----------------------------------------------------------------------------------------------------------------------------
Arizona                                                71      8,407,803      1.73      7.751       333      80.88       626
-----------------------------------------------------------------------------------------------------------------------------
Other                                                 667     76,959,091     15.85      8.223       329      82.71       613
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 48

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16. Occupancy

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Occupancy                                         Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Primary                                             2,893    457,312,065      94.2      7.935       339      80.94       617
-----------------------------------------------------------------------------------------------------------------------------
Investment                                            241     26,782,273      5.52      8.327       331      75.14       635
-----------------------------------------------------------------------------------------------------------------------------
Second Home                                             8      1,359,461      0.28      7.777       357      67.84       623
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------

                      Top



17. Property Type

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Property Type                                     Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                             2,624    404,299,415     83.28       7.95       338      80.59       615
-----------------------------------------------------------------------------------------------------------------------------
2-4 Family                                            221     37,269,655      7.68      7.877       337      77.49       644
-----------------------------------------------------------------------------------------------------------------------------
Condo                                                 151     20,327,325      4.19      8.213       342      82.85       615
-----------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                              106     20,065,387      4.13        7.9       341       84.3       620
-----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                   31      2,403,768       0.5      8.728       288      77.25       610
-----------------------------------------------------------------------------------------------------------------------------
Townhouse                                               9      1,088,248      0.22      7.444       341      81.12       634
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------

                      Top



18. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Loan Purpose                                      Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                 1,854    292,961,252     60.35      7.888       333      79.77       610
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                              672    107,086,954     22.06      8.105       354      83.11       646
-----------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                 616     85,405,594     17.59      8.002       337      80.19       609
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------

                      Top



19. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Documentation Level                               Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
Full                                                2,334    338,351,388      69.7       7.96       337       81.9       609
-----------------------------------------------------------------------------------------------------------------------------
No Income Verifier                                    356     64,930,991     13.38      8.061       352      76.42       626
-----------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                  283     49,217,506     10.14      7.674       336      77.49       658
-----------------------------------------------------------------------------------------------------------------------------
No Documentation                                       78     15,411,290      3.17      8.141       313      78.82       656
-----------------------------------------------------------------------------------------------------------------------------
Light                                                  70     13,338,825      2.75      8.307       347      81.15       607
-----------------------------------------------------------------------------------------------------------------------------
Alternative                                            21      4,203,799      0.87      7.534       342      80.07       634
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------

                      Top



20. Credit Score

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Credit Score                                      Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
NA                                                      7        654,597      0.13     10.433       356      71.67         0
-----------------------------------------------------------------------------------------------------------------------------
500 - 524                                             294     39,873,841      8.21      8.805       352      74.32       513
-----------------------------------------------------------------------------------------------------------------------------
525 - 549                                             315     41,081,397      8.46      8.675       337      75.23       537
-----------------------------------------------------------------------------------------------------------------------------
550 - 574                                             373     52,652,873     10.85      8.546       336      79.24       562
-----------------------------------------------------------------------------------------------------------------------------
575 - 599                                             362     55,274,192     11.39      8.135       337      81.32       587
-----------------------------------------------------------------------------------------------------------------------------
600 - 624                                             487     77,129,617     15.89      7.911       337      82.33       613
-----------------------------------------------------------------------------------------------------------------------------
625 - 649                                             429     75,064,366     15.46      7.766       340      84.93       638
-----------------------------------------------------------------------------------------------------------------------------
650 - 674                                             348     58,095,776     11.97      7.495       335      82.39       662
-----------------------------------------------------------------------------------------------------------------------------
675 - 699                                             215     34,713,591      7.15      7.318       334      81.57       685
-----------------------------------------------------------------------------------------------------------------------------
700 - 724                                             132     20,736,220      4.27       7.27       329      78.87       711
-----------------------------------------------------------------------------------------------------------------------------
725 - 749                                              85     14,317,024      2.95      7.163       341         80       737
-----------------------------------------------------------------------------------------------------------------------------
750 - 774                                              66     11,389,990      2.35      7.117       344      78.22       762
-----------------------------------------------------------------------------------------------------------------------------
775 - 799                                              26      3,840,202      0.79      7.048       348      74.62       785
-----------------------------------------------------------------------------------------------------------------------------
800 +                                                   3        630,111      0.13      6.966       356      79.31       808
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 618

                      Top



21. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                            Aggregate    Aggregate  Weighted  Weighted
                                                 Number      Cut-off      Cut-off   Average    Average   Weighted  Weighted
                                                   of          Date        Date      Gross    Remaining  Average    Average
                                                Mortgage    Principal    Principal  Interest    Term     Original    FICO
Prepayment Penalty Term                           Loans    Balance ($)    Balance   Rate (%)  (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
0                                                     533     70,783,049     14.58      8.365       336      78.34       614
-----------------------------------------------------------------------------------------------------------------------------
6                                                       2        364,675      0.08      7.465       202      77.11       655
-----------------------------------------------------------------------------------------------------------------------------
12                                                    159     32,167,389      6.63      7.753       333      78.19       625
-----------------------------------------------------------------------------------------------------------------------------
18                                                      1        438,501      0.09       6.85       356      78.85       612
-----------------------------------------------------------------------------------------------------------------------------
24                                                    522    101,185,845     20.84       7.96       356      82.15       605
-----------------------------------------------------------------------------------------------------------------------------
30                                                      1        181,510      0.04        6.5       356         90       693
-----------------------------------------------------------------------------------------------------------------------------
36                                                  1,409    217,262,849     44.75      7.915       340      80.74       623
-----------------------------------------------------------------------------------------------------------------------------
42                                                      1        134,283      0.03        7.1       358      42.03       530
-----------------------------------------------------------------------------------------------------------------------------
48                                                      6      1,033,203      0.21       7.77       349      83.75       588
-----------------------------------------------------------------------------------------------------------------------------
60                                                    508     61,902,495     12.75      7.753       310      81.32       622
-----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,142    485,453,799       100      7.956       338      80.58       618
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 35

                      Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared
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